UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a - 101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL EMPLOYMENT ENTERPRISES, INC.
One Tower Lane, Suite 2200, Oakbrook Terrace
Illinois 60181

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 9, 2013

To the Stockholders of General Employment Enterprises, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of General Employment Enterprises, Inc. will be held on September 9, 2013, at 10:00 a.m., Eastern Daylight Time (EDT), at 8270 Woodland Center Blvd., Tampa, FL 33614 for the following purposes as more fully described in the proxy statement:

·	To elect four (4) members of our Board of Directors;
·	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2013;
·	To approve our 2013 Incentive Stock Plan;
·	To approve an amendment to our Articles of Incorporation to increase our authorized common stock from 50 million shares to 200 million shares and to increase our authorized preferred stock from 1 million shares to 20 million shares;
·	To approve an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions from at least two-thirds of the votes of the shares entitled to vote to at least a majority of the votes of the shares entitled to vote;
·	To approve amendments to our Articles of Incorporation to (1) eliminate the designation of Series A Junior Participating Preferred Shares; (2) to clarify that our stockholders are not entitled to cumulative voting rights or preemptive rights; (3) to clarify that our officers and directors are entitled to indemnification to the fullest extent permitted by applicable law; and (4) to limit certain personal liability of our directors; and
·	To consider such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Only stockholders of record as of the close of business on August 21, 2013, the record date, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting.

Please note that, if you plan to attend the annual meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page ___ of the proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

BY ORDER OF THE BOARD,

Michael K. Schroering
Chairman of the Board and
Chief Executive Officer

Oakbrook Terrace, Illinois
August 21, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held on September 9, 2013

This Proxy Statement and our Annual Report on Form 10-K for the Year Ended September 30, 2012, and the
Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2013,
are available at http://phx.corporate-ir.net/phoenix.zhtml?c=94082&p=irol-reports

GENERAL EMPLOYMENT ENTERPRISES, INC.
One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the “Company”) in connection with the Company’s 2013 annual meeting of stockholders or any adjournment or postponement of the annual meeting. The annual meeting will take place on September 9, 2013 at 8270 Woodland Center Blvd., Tampa, FL 33614 at 10:00 a.m., Eastern Daylight Time.

This proxy statement and form of proxy were first sent on or about August 22, 2013, to our stockholders of record as of the close of business on August 21, 2013, the record date.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the annual meeting?

Our 2013 annual meeting will be held for the following purposes:

·	To elect four (4) members of our Board of Directors (Proposal 1);

·	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2013 (Proposal 2);

·	To approve our 2013 Incentive Stock Plan (Proposal 3);

·	To approve an amendment to our Articles of Incorporation to increase our authorized common stock from 50 million shares to 200 million shares and to increase our authorized preferred stock from 1 million shares to 20 million shares (Proposal 4);

·	To approve an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions from at least two-thirds of the votes of the shares entitled to vote to at least a majority of the votes of the shares entitled to vote (Proposal 5);

·	To approve amendments to our Articles of Incorporation to (1) eliminate the designation of Series A Junior Participating Preferred Shares; (2) to clarify that our stockholders are not entitled to cumulative voting rights or preemptive rights; (3) to clarify that our officers and directors are entitled to indemnification to the fullest extent permitted by applicable law; and (4) to limit certain personal liability of our directors (Proposal 6); and

·	To consider such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

In addition, senior management of the Company and representatives of our outside auditor, Friedman LLP, will be available to respond to your questions.

Who can vote at the annual meeting?

You can vote at the annual meeting if, as of the close of business on August 21, 2013, the record date, you were a holder of record of the Company’s common stock. As of the record date, there were issued and outstanding 22,799,675 shares of common stock, each of which is entitled to one vote on each matter to come before the annual meeting.

How many shares must be present to conduct business at the annual meeting?

A quorum is necessary to hold a valid meeting of stockholders. For each of the proposals to be presented at the annual meeting, the holders of shares of our common stock outstanding on August 21, 2013, the record date, representing 11,399,838 votes must be present at the annual meeting, in person or by proxy. If you vote – including by Internet, telephone or proxy card – your shares voted will be counted towards the quorum for the annual meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Co., referred to herein as “Continental”), you may vote by proxy via mail by following the instructions provided on the proxy card. Stockholders of record who attend the annual meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the annual meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a stockholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the four nominees for director named in “Proposal 1—Election of Directors,” FOR “Proposal 2—Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2013,” FOR “Proposal 3 — Approval of 2013 Incentive Stock Plan,” FOR “Proposal 4 – Approval of an amendment to our Articles of Incorporation to increase our authorized stock,” FOR “Proposal 5 - Approval of an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions,” and FOR “Proposal 6 - Approval of amendments to our Articles of Incorporation to eliminate a series of preferred stock, to clarify that stockholders do not have cumulative voting or preemptive rights, to provide that officers and directors are entitled to indemnification to the full extent permitted by applicable law, and to limit certain personal liability of our directors.

Under the rules of NYSE MKT, LLC (“NYSE MKT”), brokerage firms have the authority to vote shares held for a beneficial owner on “routine” matters. Accordingly, if your shares are held of record by a brokerage firm and you do not provide the firm specific voting instructions, that firm will have the authority to vote your shares only with respect to the “Proposal 2—Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2013,” but your shares will not be voted and will be considered broker non-votes with respect to all other proposals described in this proxy statement. We urge you to provide voting instructions so that your shares will be voted.

Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), signing and returning a new proxy card with a later date, or attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke any prior proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the annual meeting?

•	Proposal 1: Election of Four (4) Directors. The election of the four (4) director nominees named in this proxy statement requires the affirmative vote of shares of common stock representing a plurality of the votes cast on the proposal at the annual meeting. This means that the four nominees will be elected if they receive more affirmative votes than any other person. You may not accumulate your votes for the election of directors.

•	Proposal 2: Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2013. Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the year ending September 30, 2013 requires the affirmative vote of shares of common stock representing a majority of votes cast on the proposal at the annual meeting.

•	Proposal 3: Approval of 2013 Incentive Stock Plan. Approval of our 2013 Incentive Stock Plan requires the affirmative vote of shares of common stock representing a majority of votes cast on the proposal at the annual meeting.

•	Proposal 4: Approval of an Amendment to our Articles of Incorporation to Increase our Authorized Stock. Approval of an amendment to our Articles of Incorporation to increase our authorized stock requires the affirmative vote of shares of common stock representing at least two-thirds of the Company’s issued and outstanding common stock.

•	Proposal 5: Approval of an Amendment to our Articles of Incorporation to Reduce the Stockholder Vote Required to Approve Certain Actions. Approval of an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions requires the affirmative vote of shares of common stock representing at least two-thirds of the Company’s issued and outstanding common stock.

•	Proposal 6: Approval of Amendments to our Articles of Incorporation to Eliminate a Series of Preferred Stock, to Clarify that Stockholders Do Not Have Cumulative Voting or Preemptive Rights, to Provide that Officers and Directors Are Entitled to Indemnification to the Full Extent Permitted by Applicable Law, and to Limit Certain Personal Liability of Our Directors. Approval of amendments to our Articles of Incorporation to eliminate a series of preferred stock, to clarify that stockholders do not have cumulative voting or preemptive rights, to provide that officers and directors are entitled to indemnification to the full extent permitted by applicable law, and to limit certain personal liability of our directors requires the affirmative vote of shares of common stock representing at least two-thirds of the Company’s issued and outstanding common stock.

In general, other business properly brought before the annual meeting requires the affirmative vote of shares of common stock representing a majority of votes cast on such matter at the annual meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each director nominee named in this proxy statement, “FOR” ratification of Friedman LLP as our independent registered public accounting firm, “FOR” approval of our 2013 Incentive Stock Plan, and “FOR” approval of an amendment to our Articles of Incorporation to increase our authorized stock, “FOR” approval of an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions, and “FOR” approval of amendments to our Articles of Incorporation to eliminate a series of preferred stock, to clarify that stockholders do not have cumulative voting or preemptive rights, to provide that officers and directors are entitled to indemnification to the full extent permitted by applicable law, and to limit certain personal liability of our directors.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the annual meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four (4) business days after the annual meeting. The Current Report on Form 8-K will be available on the Internet at our website, www.generalemployment.com.

Do I need a ticket to attend the annual meeting?

Yes, you will need an admission card to enter the annual meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to NORSTRUD@MSN.com; or

•	by calling at (813) 505-1829.

Stockholders also must present a form of personal photo identification in order to be admitted to the annual meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

What is “householding” and how does it affect me?

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of our proxy statement and included periodic reports to stockholders is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Chief Financial Officer or by contacting our C.F.O. by telephone at (813) 505-1829. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors

Our Board currently consists of four members, as set forth in the table below. Our Board consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits, real estate, and the practice of law. Our directors have a strong owner orientation -approximately 71% of the voting power of our capital stock is held by our directors or entities or persons related to our directors (as of August 21, 2013).

Name	Age	Position

Michael K. Schroering	55	Chairman of the Board and Chief Executive Officer
Edward Hunter	66	Director
Thomas C. Williams	53	Director
Dennis W. Baker	66	Director

We have set forth below information regarding each of our directors, including the experience, qualifications, attributes or skills that led the Board to conclude that such person should serve as a director. Our Nominating Committee and our Board believe that the experience, qualifications, attributes and skills of our directors provide us with the ability to address our evolving needs and represent the best interests of our stockholders.

Michael K, Schroering – Chief Executive Officer, Chairman of the Board

Mr. Schroering joined the Company as a director in November 2012 and become the Chairman of the Board and Chief Executive Officer in December 2012. Prior to joining the Company, he served as President of The Schroering Company which he founded in 1993. The Schroering Company is a Louisville-based commercial real estate firm specializing in consulting services, site procurement, owner and tenant representation for the sale/leasing of office and industrial space. Other companies under his leadership have been active in real estate development through GlobalPort United, LLC which owns interest in several million square feet of big box warehouse space. Mr. Schroering received a B.A. in Business Administration in Finance and Management from Loyola University (1979) and went to the University of Louisville School of law (1979 – 1981).

Edward Hunter – Director

Mr. Hunter joined the Company in October 2012 as a Director.  Mr. Hunter has practiced as an international business lawyer and litigator for more than 35 years, in both private practice and as in-house counsel. Most recently, he practiced with the business-focused firm of Robinson & Robinson, LLP, from 2002 to 2010, and since then with his own law office in Laguna Hills, California. Within the past five years, he served as a director of En Pointe Technologies, Inc. (formerly NASDAQ-CM: (now privately held)) (2003-2009) and of International Stem Cell Corporation (OTC: ISCO) (2007-2009), where he also served as Chairman of the respective Compensation Committees and as a member of their Audit Committees. From 2006 to 2009, he served on the board of Ovex Technologies (Pvt.) Ltd. of Lahore, Pakistan, chaired its Compensation Committee, and served on its Audit Committee. He previously served on the registrant’s Board of Directors from February 2009 to July 2009. He has been designated a “financial expert” within the meaning of the Sarbanes-Oxley Act of 2002 (“SOX”) and has experience implementing internal control and other procedures to comply with SOX requirements.  In addition to legal training and experience as an attorney, Mr. Hunter has completed the Corporate Directors Certification Program at the UCLA Anderson Graduate School of Management and the certification procedures of the National Association of Corporate Directors. As chair of three previous Compensation Committees, he led each company’s compliance with Regulation S-K (nonfinancial disclosures) and the evolving new rules and standards for executive compensation.

Thomas C. Williams – Director

Mr. Williams has served as a director of the Company since July 2009. Since 2005, Mr. Williams has served as acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda), a company providing pension benefits for expatriates who have worked outside the U.S. and accrued benefits towards their retirement which are not covered by their domestic pension plans. Mr. Williams served as the Chief Executive Officer of Innova Insurance Ltd., a Bermuda based insurer, which provides extension risk to the Capital Markets on life insurance related assets from 2005 to 2009 when it was acquired.  The Company believes that Mr. Williams is qualified to sit on the board of directors because of his significant management experience.

Dennis W. Baker – Director

Mr. Baker has served as a director of the Company since 2000. From April 1975 to April 2006, Mr. Baker held various positions with CF Industries Holdings, Inc., a fertilizer manufacturing and distribution company, and most recently served as Treasurer from March 1988 to April 2007, when he retired. During this time, he also held the following titles at CF Industries Holdings, Inc.: Assistant Treasurer, Director of Financial Planning and Budgeting, Manager of Financial Planning, Manager of Budgets and Capital Expenditure Control, Capital Expenditure Control Analyst and Financial Analyst. On May 1, 2011, Mr. Baker was elected to the Board of Directors of CIS World, Inc. Mr. Baker is Chairman of the Audit Committee and is a member of the Compensation and Nominating Committees. The Company believes that Mr. Baker is qualified to sit on the board of directors because of his extensive management experience.

Role of the Board and Board Structure

Our business and affairs are managed under the direction of our Board, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s primary responsibility is to seek to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of the Company and management, and provides advice and counsel to management. In fulfilling the Board’s responsibilities, directors have full access to our management, internal and external auditors and outside advisors.

The positions of Chairman of the Board and Chief Executive Officer are both currently held by Mr. Schroering. Our Board has not appointed a lead director. Our Board believes that this leadership model is currently appropriate in light of the following factors: our directors are stockholder-oriented and focused on the best interests of our stockholders due to their ownership of our securities; our independent directors meet regularly, and at least annually, in executive sessions without management present; the dual roles enable decisive leadership and ensure clear accountability; and our Board believes the dual roles function well for the Company based on our current strategy and ownership structure.

Our Board held eight meetings during 2012. In 2012, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he served.

Our directors are expected to attend the annual meeting. Any director who is unable to attend the annual meeting is expected to notify the Chairman of the Board in advance of the annual meeting. Each person who was then serving as a director attended the 2012 annual meeting of stockholders.

Board Risk Oversight

Management of the risks that we face in the conduct of our business is primarily the responsibility of our senior management team. However, our Board provides overall risk oversight with a focus on the most significant risks facing the Company. Our senior management team periodically reviews with our Board any significant risks facing the Company. Our Board has delegated responsibility for the oversight of specific risks to the committees of the Board as follows:

•	Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving the Company and overseeing our code of ethics.

•	Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs.

•	Nominating Committee. The Nominating Committee oversees risks related to our governance structure and processes.

Our board has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Committees of the Board and Committee Membership

Our Board has established three separately designated standing committees to assist our Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating Committee. Our Board may eliminate or create additional committees as it deems appropriate. The charters for our Board committees are in compliance with applicable SEC rules and the NYSE MKT Listed Company Manual. These charters are not available on our website, but were attached to the following documents filed with the SEC:  Audit Committee Charter - proxy statement filed January 27, 2012; Compensation Committee Charter – Proxy statement filed January 28, 2010; Nominating Committee Charter – proxy statement filed January 21, 2011. You may obtain a printed copy of any of these charters by sending a request to: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Secretary.

Each committee of our Board is composed entirely of independent directors within all applicable standards (as further discussed below). Our Board’s general policy is to review and approve committee assignments annually. The Nominating Committee is responsible, after consultation with our Chairman of the Board and Chief Executive Officer and consideration of appropriate member qualifications, to recommend to our Board for approval all committee assignments, including designations of the chairs. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

The following table sets forth the current membership of each of our Board’s committees.

Name	Audit Committee	Compensation Committee	Nominating Committee
Edward Hunter	X	Chair	X
Thomas C. Williams	X	X	Chair
Dennis W. Baker	Chair	X	X

A brief summary of the committees’ responsibilities follows:

Nominating Committee

The functions of the Nominating Committee are to assist the Board in identifying, interviewing and recommending to the Board qualified candidates to fill positions on the board.  The Nominating Committee met two times during 2012.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director. Instead, in evaluating candidates to serve on the Company’s Board, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and stockholders, and all candidates will be considered on an equal basis, regardless of source.

The Nominating Committee is presently composed of three non-employee directors: Thomas C. Williams (Chairman), Dennis W. Baker, and Edward Hunter.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met four times during fiscal 2012.

The Audit Committee is presently composed of three non-employee directors: Dennis W. Baker (Chairman), Edward Hunter and Thomas C. Williams. The Board has determined that Mr. Baker, Mr. Hunter and Mr. Williams are all considered an “audit committee financial expert” as defined by rules of the SEC.  The Board has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE MKT and Rule 10A-3 of the Exchange Act.

Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants, but has not done so. The Compensation Committee met three times during fiscal 2012.

In the past, the Compensation Committee has met each September to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards. Management provides the Compensation Committee with such information as may be requested by the Compensation Committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE MKT, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board regarding the compensation of directors.

The Compensation Committee is presently composed of three non-employee directors: Edward Hunter (Chairman), Dennis W. Baker, and Thomas C. Williams.

Director Compensation

Under the Company’s standard compensation arrangements each non-employee director receives a monthly retainer of $2,000 with the exception of Mr. Baker who receives $2,500 per month. Directors do not receive any additional compensation for attendance at meetings of the Board or its committees. Employees of the Company do not receive any additional compensation for service on the Board.

The following table sets forth information concerning the compensation of all persons who served as a director of the Company at any time during fiscal 2012.

2012 Director Compensation Table (1)

Name	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	Total ($)

Dennis W. Baker	30,000	76,500	106,500
Herbert F. Imhoff, Jr.	24,000	(3)	24,000
Charles W. B. Wardell III	24,000	76,500	100,500
Thomas C. Williams	24,000	76,500	100,500

(1)	Compensation for Mr. Schroering, who is also a named executive officer of the Company, is disclosed in this proxy statement under the heading “Executive Compensation – Compensation Tables.”

(2)	The aggregate number of outstanding option awards at the end of fiscal 2012 were as follows for each of the non-employee directors: Mr. Baker – 330,000; Mr. Imhoff, Jr. – 315,000; Mr. Wardell – 315,000; Mr. Williams – 315,000. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable. The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 16 - Stock Option Plans” in the notes to consolidated financial statements in the Company’s Annual Report for fiscal 2012 accompanying this proxy statement.

(3)	Options granted were included in compensation above as Herbert F. Imhoff, Jr. was also an employee. Herbert F. Imhoff, Jr. has since retired from all positions for the Company.

The compensation of our directors is subject to the approval of our Board, which is based, in part, on the review and recommendation of the Compensation Committee.

Corporate Code of Ethics

We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer, our principal financial officer and principal accounting officer by posting such information on our website pursuant to SEC rules.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Secretary.

Director Independence

Our Board is responsible to make independence determinations annually with the assistance of the Nominating Committee. Such independence determinations are made by reference to the independence standard under the definition of “independent director” under the NYSE MKT Listed Company Manual. Our Board has affirmatively determined that each person who served as a director during any part of 2012, except Mr. Schroering, our Chairman of the Board and Chief Executive Officer, satisfies the independence standards under the NYSE MKT Listed Company Manual.

In addition to the independence standards provided in the NYSE MKT Listed Company Manual, our Board has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board has also determined that each member of the Compensation Committee satisfies the newly-adopted NYSE MKT standards for independence of Compensation Committee members, which became effective on July 1, 2013.

Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board all nominees for election to the Board, including nominees for re-election to the Board, in each case after consultation with the Chairman of the Board. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company’s businesses, the nominee’s ownership interest in the Company, and willingness and ability to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board members.

The Nominating Committee may identify potential nominees for election to our Board from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the annual meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an annual meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting.  In accordance with the Company’s Bylaws, submissions must include: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the stockholders, each such candidate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder or relating to the Company or its securities or to such candidate's service as a director if elected; (d) such other information regarding such candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the candidate been nominated, or intended to be nominated, by the Board; and (e) the consent of each candidate to serve as a director of the Company.  The submission must also include: (i) the number of shares beneficially owned by the stockholder; (ii) the name, address and contact information of the candidate being recommended; and (iii) a description of the qualifications and business experience of the candidate.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Secretary.

Stockholder Communication with the Board

Stockholders and parties interested in communicating with our Board, any Board committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, Attn.: Secretary.  Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements.

Stockholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board or by a stockholder entitled to vote who has delivered proper notice to us not less than ninety days or more than one hundred twenty days prior to the date of the meeting. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Secretary.

The foregoing requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2014 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2014 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, stockholder proposals must be received by our Secretary not later than May 12, 2014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On August 31, 2011, the Company entered into an asset purchase agreement (the “Ashley Purchase Agreement”) with Ashley Ellis, an Illinois limited liability company, and Brad A. Imhoff for the purchase of certain assets of Ashley Ellis, including customer lists, comprising Ashley Ellis’ services business. Ashley Ellis’ services business was operated from offices in Illinois, Texas and Georgia and provided services related to the recruitment and placement of technical personnel. The Ashley Purchase Agreement was deemed effective on September 1, 2011.  Brad A. Imhoff is the brother of Herbert F. Imhoff, Jr., a former director and the former President of the Company.  Effective January 31, 2013, Herbert Imhoff, Jr. retired from all positions with the Company. Brad A. Imhoff and Ashley Ellis, an entity of which Brad A. Imhoff was the sole member and Chief Executive Officer, were parties to the transaction. As consideration for the assets, the Company paid Ashley Ellis $200,000 on the date of closing and paid Ashley Ellis an additional $200,000 within six months of closing. The Company also issued to Ashley Ellis 1,250,000 restricted shares of the Company’s common stock. As the sole member of Ashley Ellis, Brad A. Imhoff had an interest in the foregoing consideration received by Ashley Ellis.  In connection with the transactions contemplated by the Ashley Purchase Agreement, on August 31, 2011, the Company and Ashley Ellis entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Ashley Ellis was granted certain piggyback registration rights with respect to the shares to be issued to Ashley Ellis under the Ashley Purchase Agreement. The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company and Ashley Ellis and other customary provisions.

In conjunction with the acquisition of DMCC and RFFG of Cleveland in December 2011, BMP, an Ohio corporation and a wholly-owned subsidiary of the Company, entered into a management service agreement (the “Management Agreement”) with RFFG effective November 1, 2010.   Thomas J. Bean, a 10% stockholder of the Company at the time (prior to receipt of common shares issued in this transaction), was the manager of RFFG.  Pursuant to the Management Agreement, BMP agreed to provide services to RFFG to operate its day-to-day business, including services related to accounting, sales, finance, workers’ compensation, benefits, physical locations, information technologies and employees.  The Management Agreement provided that additional services may be added if BMP and RFFG mutually agree to the cost to be charged by BMP for such services and as long as BMP has the resources to provide such services. In consideration of the services provided under the Management Agreement, RFFG agreed to pay BMP monthly fees that approximate 6% of its gross revenues on an annual basis.  For the year ended September 30, 2011, the Company recorded approximately $838,000 of revenue related to this agreement.  As of September 30, 2011, BMP has $225,000 of management fee receivable. Due to an unresolved issue with the Ohio Bureau of Workers Compensation, RFFG ceased operations as of July 15, 2011, and, as a result, the Management Agreement was effectively terminated.  As a result, the Company recorded a loss on impairment of intangible assets of $1,126,000 (as discussed further in Note 9), offset by income of $1,276,000 for the reduction of an associated earn-out liability.   There was approximately $140,000 unpaid related to this Management Agreement, which was offset against amounts owed related to certain earn-out payments provided under the original Asset Purchase Agreement.  In April 2013 the Company entered into an agreement with DMCC, RFFG, and Triad Personnel Services, Inc. amending that certain asset purchase agreement between the parties dated October 29, 2010 (the “APA”), under which the Company agreed to pay DMCC and RFFG additional cash consideration of between $550,000 and $650,000 depending on certain payment schedules and to issue to DMCC and RFFG 1,100,000 shares of Company common stock, which at the time was value at approximately $320,000.  The payments were made in full satisfaction of amounts owed by the Company to the parties under the APA.

In November 2009, the Company discovered that it did not receive the proceeds from a bank for a $2,300,000 certificate of deposit that was scheduled to mature in October 2009. Although the Company made a formal inquiry of the bank, it did not receive an adequate explanation for the bank’s non-performance related to the deposit. In December 2009, the Company entered into an agreement to assign its interests in the certificate of deposit, without recourse and the Company was reimbursed for the face value of the deposit.  At that time, management believed the certificate of deposit was purchased by an unrelated third party that had other business interests with the bank.  New information was brought to management’s attention in October 2012 and it now believes Thomas J. Bean was involved and that others, who may or may not have been related to the Company may also have been involved in the transaction.

The Company contracted with Norco Accounting & Consulting Inc. (“Norco”) to provide accounting and consulting services.  Norco charged approximately $63,000 for consulting services and approximately $13,000 in related expense during the quarter ended March 31, 2013.  Norco is 50% owned by Mr. Norstrud, who joined the Company as its CFO on March 29, 2013.  The Company has not engaged Norco since hiring Mr. Norstrud.

Under its charter, the Audit Committee of our Board is responsible to review and approve or ratify any transaction between the Company and a related person that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence.

CHANGE IN CONTROL

On January 3, 2012, each of Trinity HR Services, LLC, a Delaware limited  liability company (“Trinity Services”), Trinity HR, LLC, a Kentucky limited liability company (“Trinity HR”), Brandon Simmons, Jeff Moody and J. Sherman Henderson III (collectively, the “Trinity Group”) filed Schedule 13D’s (the “Schedule 13D Filings”) with the SEC disclosing that each of Messrs. Simmons, Moody and Henderson, as co-managers of Trinity Services and Trinity HR, may be deemed to beneficially own, in the aggregate, 12,825,281 shares of Company common stock, or approximately 59.1% of the issued and outstanding common stock based on the number of shares outstanding as of September 30, 2011, constituting a change of control for the Company.

According to the Schedule 13D Filings, Gregory L. Skaggs, the sole member of PSQ, LLC, a Kentucky limited liability company (“PSQ”), which owned 9,325,281 shares of Company common stock, or approximately 43% of the issued and outstanding common stock (the “PSQ Shares”), had sold his entire membership interest in PSQ to Trinity Services, effective as of December 12, 2011.  The PSQ Shares were purchased by Trinity Services for $500,000, payable in monthly installments through seller financing from Mr. Skaggs and approximately $45,000 of short term borrowings from Derby Capital, LLC, an affiliate of Messrs. Henderson and Moody.  Trinity Services pledged the PSQ Shares to Mr. Skaggs as collateral for payment of the balance of the purchase price.

The Schedule 13D Filings also disclosed that Trinity HR had acquired 3,500,000 shares of Company common stock (the “RFFG Shares” and, together with the PSQ Shares, the “Shares”) or approximately 16.1% of the issued and outstanding common stock, from RFFG, LLC (“RFFG”), a wholly owned subsidiary of Trinity HR, on December 21, 2011, as a distribution from RFFG.  Trinity HR acquired RFFG from WTS Acquisition LLC on September 8, 2011.  RFFG previously obtained beneficial ownership of the RFFG Shares in early September 2011, as a prospective purchase price payment from the Company to RFFG in connection with the sale by RFFG to the Company of a portion of RFFG’s business on December 30, 2010.

On August 28, 2012, Brandon Simmons filed an Amendment No. 1 to Schedule 13D (the “Trinity 13D Filing”) with the SEC disclosing that on August 21, 2012, (i) Trinity Services sold 9,325,281 shares (the “Services Shares”) of common stock to LEED HR (owned and controlled by Mr. Schroering) and (ii) Trinity HR sold 2,974,719 shares (the “HR Shares” and, together with the Services Shares, the “Transferred Shares”) of Company common stock to LEED (collectively, the “Trinity Transfer”).  As a result of the Trinity Transfer, LEED acquired an aggregate of 12,300,000 shares of Company common stock, or approximately 57% of the issued and outstanding common stock based on the number of shares outstanding as of August 13, 2012, constituting a change of control for the Company.

According to the Trinity 13D Filing and the exhibits attached thereto, the Services Shares were purchased by LEED for a purchase price of $2,274,000, payable as follows: (i) $37,900 in cash at closing, (ii) $721,000 within 45 days thereof, and (iii) the balance by delivery of a promissory note.  As additional consideration, LEED also agreed to promptly pay Trinity Services, 40% of any proceeds in excess of $4,662,641 received by LEED from (x) the sale of the first 2,974,719 Transferred Shares either sold by LEED or subject to a “Deemed Sale” (defined as shares deemed to be sold if, after the third anniversary date from August 21, 2012, the market price of the Transferred Shares exceeds $0.50, subject to certain exclusions), and (y) all dividends or distributions made by the Company.  Under the promissory note, LEED is required to pay to Trinity Services, $1,515,100 plus interest accrued at an annual rate of 1%, not later than January 21, 2014.  LEED is also required to pay Trinity Services under the promissory note, ½ of the net proceeds of any sales of the Transferred Shares yielding aggregate proceeds to LEED in excess of $250,000 in any twelve-month period.

According to the Trinity 13D Filing and the exhibits attached thereto, the HR Shares were purchased by LEED for a purchase price of $726,000, payable as follows: (i) $12,100 in cash at closing, (ii) $229,000 within 45 days thereof, and (iii) the balance by delivery of a promissory note.  As additional consideration, LEED also agreed to promptly pay Trinity HR, 40% of any proceeds in excess of $1,487,359.50 received by LEED from (x) the sale of the first 2,974,719 Transferred Shares either sold by LEED or subject to a Deemed Sale (as defined above), and (y) all dividends or distributions made by the Company.  Under the promissory note, LEED is required to pay to Trinity HR, $484,900 plus interest accrued at an annual rate of 1%, not later than January 21, 2014.  LEED is also required to pay Trinity HR under the promissory note, ½ of the net proceeds of any sales of the Transferred Shares yielding aggregate proceeds to LEED in excess of $250,000 in any twelve-month period.

On August 24, 2012, the Company was informed of the transfer of 3,357,410 shares of Company common stock, constituting approximately 15.5% of the issued and outstanding common stock, from Big Red Investment Partnership, Ltd. to LEED, pursuant to a privately negotiated transaction (the “Big Red Transfer”).  As a result of the Trinity Transfer and the Big Red Transfer, LEED may be deemed to beneficially own 15,657,410 shares of Company common stock, constituting approximately 70.4% of the issued and outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of August 21, 2013 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.

of Beneficial Owner Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class(1)

LEED HR, LLC 2650 East Point Parkway, Suite 280 Louisville, KY 40223 LEED HR, LLC and Michael Schroering (2)	16,041,744	(2)	70.4%

Dennis W. Baker.	373,800	(3)	1.6%

Thomas C. Williams	306,000	(4)	1.3%

Brad A. Imhoff	1,252,300	(5)	5.5%

Katy M. Imhoff	1,252,300	(6)	5.5%

Andrew J. Norstrud(7)	*		*

Edward Hunter(8)	*		*

Current directors and executive officers as a group (5 individuals)	17,973,844		71.4%

* Represents less than 1%.

(1)	Based on 22,799,675 shares issued and outstanding as of August 21, 2013.

(2)	Based on the Schedule 13D filed on September 13, 2013 and the Schedule 13D/A filed on September 21, 2012, by each of LEED HR, LLC a Kentucky limited liability company, and Mr. Schroering, which disclosed that LEED HR, LLC owns directly 15,824,410 shares of common stock. Mr. Schroering owns directly 199,334 shares of common stock. Mr. Schroering is the sole manager of LEED HR, LLC. By virtue of this relationship, Mr. Schroering may be deemed to beneficially own, the 15,824,410 shares of common stock owned directly by LEED HR, LLC.

(3)	Represents (i) 52,800 shares of common stock owned, and (ii) 321,000 shares issuable upon the exercise of stock options that are currently exercisable.

(4)	Represents 306,000 shares issuable upon the exercise of stock options that are currently exercisable.

(5)	Represents (i) 1,250,000 shares of common stock held directly by Ashley Ellis LLC, of which Mr. Imhoff is the sole member and Chief Executive Officer , (ii) 1,150 shares of common stock directly owned and (iii) 1,150 shares of common stock owned by Mr. Imhoff’s daughter, Lisa Imhoff.

(6)	Mrs. Imhoff is married to Mr. Brad Imhoff and may be deemed to beneficially own the shares beneficially owned by him. Mrs. Imhoff disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.

(7)	Mr. Norstrud joined the Company effective March 28, 2013.

(8)	Mr. Hunter joined the Company effective October 2, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE MKT. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during 2012, our officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except as follows:

·	Michael Schroering was late in filing his initial Form 3 dated September 21, 2012, reflecting the acquisition of 199,334 shares of Company common stock directly and 15,842,410 shares of Company common stock indirectly through LEED HR, LLC on August 16, 2012.

·	LEED HR, LLC was late in filing its initial Form 3 dated September 14, 2012, reflecting the acquisition of 15,842,410 shares of Company common stock on August 16, 2012.

EXECUTIVE COMPENSATION

Non-Director Executive Officers

In addition to Mr. Schroering, our Chairman and Chief Executive Officer, whose bio is set forth under “Board of Directors and Corporate Governance – Directors” above, we employ the following executive officers as of June 30, 2013:

Name	Age	Position
Andrew J. Norstrud (1)	39	Chief Financial Officer and Treasurer

 (1)  Mr. Norstrud was hired in March 2013.

Andrew J. Norstrud – Chief Financial Officer, Treasurer

Mr. Norstrud joined General Employment Enterprises in March 2013.  Prior to joining the Company, Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013.  From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak.  Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc., and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies.  Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies.  Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida.  He is a Florida licensed Certified Public Accountant.

Compensation Policies and Procedures

Overview

Our executive officer compensation programs are administered by the Compensation Committee of our Board (referred to as the “Committee” in this section). The primary purposes of the Committee are, among other things: (i) to assist our Board in fulfilling its responsibilities relating to the compensation of the Chief Executive Officer and the other executive officers of the Company, (ii) to oversee the administration of the Company’s compensation plans, in particular its incentive compensation and equity-based plans, and (iii) to review and make recommendations to our Board concerning director compensation.

For the fiscal year ended September 30, 2012, our “named executive officers” or “NEOs” were: Mr. Salvatore J. Zizza (Chief Executive Officer and Chairman of the Board until December 26, 2012); Herbert F. Imhoff, Jr. (President until January 31, 2013); Brad Imhoff (Chief Operating Officer and President of Professional Staffing Division until July 15, 2013); Katy Imhoff (Vice President of Operations and Vice President of Professional Staffing Division until July 15, 2013) and Jarett Misch (Chief Financial Officer and Treasurer until his termination on February 22, 2013).

Philosophy and Objectives of Our Executive Compensation Program

Our philosophy on executive compensation is to align the interests of our executive management with the interests of our stockholders and to ensure that the total compensation paid to our executive officers is reasonable and competitive. The three key objectives of our executive compensation program are:

•	Align executive compensation with stockholder value. Within our overall compensation strategy, we utilize long-term equity-based compensation and annual cash incentives to align financial interests and objectives of our NEOs with those of our stockholders.

•	Attract, retain and motivate high-performing executive talent. We operate in a competitive employment environment and exceptional executive talent is essential to achieving our growth goals. The compensation offered to our NEOs is designed to attract and motivate the NEOs to maximize our performance and deliver on our long-term strategy.

•	Link pay to performance. Our compensation program is designed to provide a strong correlation between the performance of the NEOs and the compensation they receive. We accomplish this linkage by including compensation elements that reward our NEOs based on their overall performance.

2011 Say on Pay Vote

In 2011, we sought an advisory vote from our stockholders regarding our executive compensation program. More than 98% of votes cast supported the program. The Committee considers the results of the advisory vote as it completes its annual review of the pay program and the compensation packages provided to our NEOs. The Committee will continue to consider the outcome of our triennial say-on-pay votes and our stockholder views when making future compensation decisions for the NEOs.

Process for Determining Executive Compensation

The total compensation package for each of our NEOs reflects assessments of individual responsibilities, contributions to corporate performance and overall company success in reaching strategic goals.

Role of Compensation Committee

Pursuant to its charter, the Committee is responsible for administering the Company’s executive compensation program in a manner consistent with our compensation philosophy. The Committee is tasked with setting performance goals for NEOs and reviewing all other compensation and benefits for NEOs on an ongoing basis. The Committee acts independently, but works closely with our Board and the senior leadership team in making many of its decisions.

During 2012, the Committee was comprised entirely of non-employee directors, none of whom has at any time been an officer or employee of the Company. Further, our Board has determined that each member of the Committee is: (i) “independent” as defined under the newly-adopted NYSE MKT standards for independence of Compensation Committee members under the NYSE MKT Listed Company Manual, which became effective on July 1, 2013, (ii) a non-employee director for purposes of Rule 16b-3 of the Exchange Act, and (iii) an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Role of Management

Executive management and the Committee work together to establish, review and evaluate compensation packages and policies. Executive management provides input into the design of our pay program and, in particular, Mr. Schroering provides recommendations as to proposed compensation actions with respect to our executive team, other than with respect to his own compensation. However, the Committee carefully and independently reviews the recommendations of management, without members of management present, before making its final determination. We believe such a process ensures that our executive compensation program effectively aligns with our compensation philosophy.

Other Compensation-Related Items

Employment Agreements

We generally enter into an employment agreements with each of our NEOs at, or shortly after, the time of engagement. We believe that it is in the best interests of the Company to enter into multi-year employment agreements with our executive officers, because the agreements provide an incentive for long-term retention, while still allowing the Committee to exercise discretion in designing incentive compensation programs. The material compensation-related terms of these agreements are discussed in the tables that follow and the narratives related thereto.

Equity Ownership Requirements

We believe that maintaining equity ownership in the Company will help align our NEOs’ interests with the interests of our stockholders. Accordingly, we have structured the equity grants to our NEOs to promote ownership in the Company by adopting a multi-year vesting schedule. The Company does not presently have a stock ownership policy that is applicable to our NEOs, but the Committee may adopt such a policy in the future.

Conclusion

The Committee believes that our compensation programs appropriately reward executive performance and align the interests of our NEOs and key employees with the long-term interests of our stockholders, while also enabling the Company to attract and retain talented executives. The Committee will continue to evolve and administer our compensation program in a manner that the Committee believes will be in the best interests of our stockholders.

Compensation Tables

Summary Compensation Table

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company’s principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years.

Principal Position Name and	Fiscal Year Ended 9/30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (7)		NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Salvatore J. Zizza	2012	120,000	––	––	76,500	(1)	––	––	––	196,500
former Chief	2011	97,667	––	––	––		––	––	––	97,667
Executive Officer and Chairman of the Board(2)

Herbert F. Imhoff, Jr.(3)	2012	––	––	––	76,500	(1)	––	––	180,000	256,500
former President	2011	––	––	––	––		––	––	180,000	180,000

Brad Imhoff(4)	2012	180,000	––	––	––		––	––	2,500	182,500
Former Chief	2011	15,000	––	––	––		––	––	––	15,000
Operating Officer and President, Professional Staffing Division

Katy Imhoff(5)	2012	150,000	––	––	––		––	––	2,500	152,500
Former Vice President	2011	12,500	––	––	––		––	––	––	12,500
and Vice President of Operations, Professional Staffing Division

Jarett Misch(6)	2012	108,200	––	––	––		––	––	9,500	117,700
former Chief Financial	2011	––	––	––	––		––	––	––	––
Officer and Treasurer

(1)	Includes an option to purchase 300,000 shares of common stock at a price of $0.41 per share, granted on February 22, 2012. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable. In connection with Mr. Zizza’s retirement, the Board agreed to extend the period during which Mr. Zizza can exercise his stock options that are vested from one year to eighteen months from the date of his retirement on December 26, 2012.

(2)	As of December 26, 2012, Mr. Zizza retired from all positions with the Company.

(3)	As of August 31, 2011, Herbert F. Imhoff, Jr. no longer served as Chief Operating Officer of the Company. Effective January 31, 2013, Mr. Herbert Imhoff, Jr. retired from all positions with the Company.

(4)	On August 31, 2011, Mr. Brad Imhoff was appointed Chief Operating Officer and President of the Professional Staffing Division. Mr. Imhoff’s employment with the Company terminated at the expiration of his employment agreement on July 15, 2013.

(5)	On August 31, 2011, Mrs. Imhoff was appointed Vice President and Vice President of Operations of the Professional Staffing Division. Mrs. Imhoff’s employment with the Company terminated at the expiration of her employment agreement on July 15, 2013.

(6)	Mr. Misch was appointed Chief Financial Officer and Treasurer of the Company effective January 3, 2012. On February 22, 2013, Mr. Misch resigned from all positions with the Company.

(7)	The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 15 - Stock Option Plans” in the notes to consolidated financial statements contained elsewhere herein. All stock options awarded to the NEOs during fiscal 2012 were at option prices that were equal to the market price on the date of grant, had vesting dates two years or less after the date of grant, and had expiration dates ten years after the date of grant. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable. There were no stock options awarded in fiscal 2011.

Employment, Consulting, and Change in Control Agreements

Salvatore J. Zizza: On September 7, 2011, the Company and Salvatore J. Zizza, then the Company’s Chairman and Chief Executive Officer, entered into an employment agreement (the “Zizza Employment Agreement”) and a change of control agreement (the “Zizza Change of Control Agreement”), each dated as of September 1, 2011. The Zizza Employment Agreement provides for a two-year term ending on September 1, 2013, unless Mr. Zizza’s employment is earlier terminated by either party in accordance with the provisions thereof. Mr. Zizza is to receive a base salary at the rate of $120,000 per year, subject to increase in the discretion of the Board of the Company. Mr. Zizza will also receive a life insurance policy with coverage equal to two times his base salary and a disability income insurance policy with coverage equal to 50% of his base salary. Mr. Zizza will be entitled to receive equity compensation on the same terms and conditions as other executives and members of the Board of the Company. In the event that Mr. Zizza’s employment is terminated (other than as a result of Mr. Zizza’s death or disability) either (i) by the Company for a reason other than Cause or (ii) by Mr. Zizza for Good Reason (each as defined in the Zizza Employment Agreement), Mr. Zizza will continue to receive his base salary and other benefits provided under the Zizza Employment Agreement for the remainder of the term of the Zizza Employment Agreement.

The term of the Zizza Change of Control Agreement commenced on September 1, 2011, and will terminate on the earlier of (i) two years following the date of execution; (ii) termination of Mr. Zizza’s employment; or (iii) the execution of a written agreement between the Company and Mr. Zizza terminating the Zizza Change of Control Agreement. Under the Zizza Change of Control Agreement, in the event that the Company terminates Mr. Zizza’s employment without Cause or Mr. Zizza resigns with Good Reason after a Change of Control (each as defined in the Zizza Change of Control Agreement), Mr. Zizza will receive, subject to his execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (a) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Zizza Employment Agreement; (b) continuation of health insurance benefits for six months following his separation from service; (c) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (d) the same percentage of Company-paid group-term life insurance benefits as were provided to Mr. Zizza and his family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Mr. Zizza separates from service.

On December 26, 2012, Mr. Zizza informed the Board that he was retiring from all positions with the Company, effective immediately.  Under the terms of the Zizza Employment Agreement, Mr. Zizza will continue to receive his base salary of $10,000 per month through August 31, 2013.  Additionally, the Board agreed to extend the period during which Mr. Zizza can exercise his stock options that are vested and outstanding as of December 26, 2012, from one year to eighteen months from the date of his retirement.  As of December 26, 2012, Mr. Zizza had options to purchase 300,000 shares of the Company’s common stock vested and outstanding.

Brad A. Imhoff: On June 26, 2013, the Company and Brad Imhoff entered into an Amended and Restated Employment Agreement (the “Brad Imhoff Employment Agreement”).  The Brad Imhoff Employment Agreement replaced that certain employment agreement entered into on August 31, 2011, and that certain change of control agreement entered into on August 31, 2011.  Under the Brad Imhoff Employment Agreement Mr. Imhoff served as the Company’s Chief Operating Officer and President of the Professional Staffing Division until July 15, 2013, at which point the term of the agreement expired.  Upon the expiration of the term of the agreement, Mr. Imhoff became obligated to provide certain transitional services at the request of the Company at $100 per hour, and became entitled to continue to receive his salary and benefits until September 15, 2013, and to receipt of a one-time payment of $12,500 on October 15, 2013.

Katy M. Imhoff: On June 26, 2013, the Company and Katy Imhoff entered into an Amended and Restated Employment Agreement (the “Katy Imhoff Employment Agreement”).  The Katy Imhoff Employment Agreement replaced that certain employment agreement entered into on August 31, 2011, and that certain change of control agreement entered into on August 31, 2011.  Under the Katy Imhoff Employment Agreement Mrs. Imhoff served as the Company’s Vice President Operations and Vice President of the Professional Staffing Division until July 15, 2013, at which point the term of the agreement expired.  Upon the expiration of the term of the agreement, Mrs. Imhoff became obligated to provide certain transitional services at the request of the Company at $100 per hour, and became entitled to continue to receive her salary and benefits until September 15, 2013, and to receipt of a one-time payment of $12,500 on October 15, 2013.

Herbert F. Imhoff, Jr.: In connection with the completion of the sale of shares of common stock to PSQ on July 1, 2009, Mr. Imhoff, Jr. resigned from his positions as Chairman of the Board and Chief Executive Officer of the Company and his employment agreement with the Company was replaced by a new consulting agreement. Under the consulting agreement, dated as of June 22, 2009, the Company became obligated to pay an annual consulting fee of $180,000 over a five-year period and to issue 500,000 shares of common stock to Mr. Imhoff, Jr. in exchange for his service to the Company.  On January 31, 2013, Mr. Imhoff, Jr., informed the Board that he was retiring from all positions with the Company, effectively immediately.   Mr. Imhoff Jr. will continue to receive monthly payments of $15,000 through June 30, 2014 as well as medical benefits provided by the Company.  Additionally, under the terms of his stock option agreements, he will have one year to exercise his stock options that are vested and outstanding as of January 31, 2013.  As of January 31, 2013, Mr. Imhoff, Jr., had options to purchase 315,000 shares of the Company’s common stock vested and outstanding.

All Other Compensation
Name	Year	Executive Retirement Plan ($)	Consulting Fees ($)	Other ($)		Total All Other Compensation ($)

Salvatore J. Zizza	2012	––	––	76,500	(1)	76,500
former Chief Executive Officer and Chairman of the Board	2011	––	––	––		––

Herbert F. Imhoff, Jr.	2012	––	180,000	76,500	(1)	256,500
former President	2011	––	180,000	––		180,000

Brad A. Imhoff	2012	––	––	2,500	(2)	2,500
Former Chief Operating Officer and President, Professional Staffing	2011	––	––	––		––
Division

Jarett Misch	2012	––	––	9,500	(2)	9,500
Former Chief Financial Officer and Treasurer	2011	––	––			––

Katy Imhoff	2012	––	––	2,500	(2)	2,500
Former Vice President and Vice President of Operations, Staffing	2011	––	––	––		––
Division

(1)	Includes an option to purchase 300,000 shares of common stock at a price of $0.41 per share, granted on February 22, 2012. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable. In connection with Mr. Zizza’s retirement, the Board agreed to extend the period during which Mr. Zizza can exercise his stock options that are vested from one year to eighteen months from the date of his retirement on December 26, 2012.

(2)	Includes amounts paid by the employee for health insurance premiums that were reimbursed by the Company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes equity awards granted to NEOs and Directors that were outstanding as of September 30, 2012:

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options: # Exercisable		Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $
Salvatore J.	300,000	(2)	0	0	0.41	6/25/14	0	0	0	0
Zizza former Chairman of the Board of Directors and Chief Executive Officer

Herbert F.	300,000	(2)	0	0	0.41	1/30/14	0	0	0	0
Imhoff, Jr. former President

Dennis Baker,	300,000	(2)	0	0	0.41	2/22/17	0	0	0	0
Director	15,000		0	0	2.39	2/25/17	0	0	0	0
	15,000	(1)	0	0	0.73	2/22/19	0	0	0	0

Charles W. B.	300,000	(2)	0	0	0.41	10/4/13	0	0	0	0
Wardell III,	15,000	(1)	0	0	0.73	9/4/13	0	0	0	0
Director (3)

Thomas C.	300,000	(2)	0	0	0.41	2/22/17	0	0	0	0
Williams,	15,000	(1)	0	0	0.73	2/22/19	0	0	0	0
Director

(1)	The options vest at the rate of 3,000 every year beginning on September 30, 2012. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable.

(2)	Includes an option to purchase 300,000 shares of common stock at a price of $0.41 per share, granted on February 22, 2012. Due to a change of control, subsequent to year end, all of such options were immediately vested and exercisable.

(3)	Charles W. B. Wardell resigned as of September 4, 2012

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

Potential Payments upon Termination of Employment or Change in Control

The Company does not presently have any agreements that require us to provide compensation to the NEOs in the event of certain terminations of their employment or if the Company experiences a change in control.

AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and Friedman. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Friedman, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with Friedman matters deemed significant by Friedman, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from Friedman disclosing such matters.

Friedman also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with Friedman matters relating to their independence.

Based on our review with management and Friedman of the Company’s audited consolidated financial statements and Friedman’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2012.

 Statement Regarding Change of Independent Registered Public Accounting Firms

On November 26, 2012, the Audit Committee of our Board approved the dismissal of BDO USA LLP (“BDO”) as our independent registered public accounting firm. BDO’s reports on our consolidated financial statements for the years ended September 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and the subsequent interim period preceding BDO’s dismissal, there were: (i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the audit of the Company’s financial statements for the fiscal year ended September 30, 2012 (the “2012 Audit”), on October 12, 2012, BDO notified the Company of its need to expand the scope of the procedures to be performed as part of the 2012 Audit, to ascertain the extent of the Company’s business and financial affiliation with Wilbur A. Huff following the indictment of Mr. Huff for various conspiracies and fraudulent schemes.  On October 18, 2012, BDO set out a work plan for such extended audit procedures (the “Work Plan”), which consisted of two phases.  The first phase of the Work Plan had estimated fees of $150,000, without any limit or guarantee.  BDO could not estimate the fees for phase II of the Work Plan.  Through multiple communications, the Company’s Audit Committee expressed its disagreement to BDO regarding the necessity and scope of the extended audit procedures.  After being unable to agree upon the extent of the 2012 Audit, the Company’s Audit Committee informed BDO, on November 26, 2012, that it was terminating the services of BDO due to (i) the open ended nature of fees which may be imposed by BDO for the two phase Work Plan, (ii) the open ended time frame for the completion of both phases of the Work Plan, and (iii) the uncertainty of BDO’s conclusion following the completion of the Work Plan.

As required by SEC rules, we previously disclosed this information on a Current Report on Form 8-K filed with the SEC on November 30, 2012 (the “Form 8-K”). We provided BDO with a copy of the Form 8-K prior to its filing with the SEC and requested BDO to furnish to us a letter addressed to the SEC stating that it agrees with the statements made above. A copy of BDO’s letter dated November 30, 2012, is attached as an exhibit to the Form 8‑K.

On November 29, 2012, the Audit Committee approved the engagement of Friedman as our independent registered public accounting firm for the fiscal years ended September 30, 2012, and to perform audits of our financial statements for the years ended September 30, 2012 and 2011.

During our two most recent fiscal years and the subsequent interim period preceding Friedman’s engagement, neither we nor anyone on our behalf consulted Friedman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Friedman concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (as such terms are defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively).

Principal Accountant Fees

The following table presents fees billed by Friedman and BDO for professional services rendered for the audit of the Company’s financial statements and other services for the fiscal years ended September 30, 2012 and 2011:

	Fiscal	Fiscal
	2012(1)(2)	2011

Audit fees	$350,000	$122,000
Audit-related fees	18,000	4,000
Tax fees	—	—
All other fees	—	52,000

(1)	Friedman, LLP performed an audit of the Company’s financial statements for the years ended, September 30, 2012 and September 30, 2011.

(2)	BDO USA, LLP charged the Company $50,000 for services for the year ended September 30, 2012, however did not complete the audit due to a dispute related to the audit fees required to complete the audit.

“Audit fees” relate to services for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

“Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include audits of the Company’s 401(k) retirement plan, the acquisition of certain assets of On-Site Services, Inc. and consultations on certain accounting matters.

“Tax Fees” relate to fees billed for professional services rendered by Friedman in connection with tax compliance. There were no such fees for 2012 or 2011.

“All other fees” relate to fees for all other services or products provided that are not covered by the categories above, and specifically relates to fees for services rendered in connection with the subpoena issued to the Company by the SEC on February 14, 2011.

Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary.  As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2011 and 2012, and the fees paid for such services.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING
PROPOSAL 1:  ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board, our Board has nominated for re-election at the annual meeting each of Mr. Schroering, Mr. Hunter, Mr. Williams, and Mr. Baker, each to stand for re-election for a new term expiring at the 2014 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our Board.

In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board to fill the vacancy. As of the date of this proxy statement, we are not aware that either nominee is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our common stock representing a plurality of the votes cast is required to elect Mr. Schroering, Mr. Hunter, Mr. Williams, and Mr. Baker as directors of the Company.

Recommendation

Our Board unanimously recommends a vote “FOR” the election of each of Mr. Schroering, Mr. Hunter, Mr. Williams, and Mr. Baker to our Board.

PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

The Audit Committee of our Board has appointed Friedman LLP to serve as our independent registered public accounting firm for the year ending September 30, 2013. Friedman has served in this capacity since November 29, 2012.

We are asking our stockholders to ratify the appointment of Friedman as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the appointment of Friedman to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Friedman, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our stockholders ratify the appointment of Friedman, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of Friedman are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Required Vote

The affirmative vote of shares of our common stock representing a majority of votes cast thereon at the annual meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Friedman as our independent registered public accounting firm for the year ending September 30, 2013.

PROPOSAL 3:  APPROVAL OF 2013 INCENTIVE STOCK PLAN

The Board has approved, and has recommended that the stockholders approve, our 2013 Incentive Stock Plan.  Stockholder approval is required under the NYSE MKT Listed Company Manual in order for the Company to be able to issue Awards under the Plan to the Company’s directors, officers, employees, and consultants.

Summary of 2013 Incentive Stock Plan

Introduction

This Summary of the Plan (the “Summary”) is intended to briefly describe some of the most important provisions of the 2013 Incentive Stock Plan (the “Plan”) and to generally outline the tax consequences which may be associated with the Award (defined herein) of Options (defined herein) and Restricted Stock (defined herein) under the Plan.

This Summary does not contain all of the details and specific terms of the Plan document, nor does it contain the details and terms of each Award Agreement for Options or Restricted Stock (an “Award Agreement”) under the Plan to specific persons.  This Summary was written to cover only normal circumstances and conditions relating to the Plan and the Awards granted pursuant to the Plan.  If there is any conflict between what is described in this Summary and the language in the Plan document or any Award Agreement, a copy of which is attached hereto as Exhibit A, the Plan document and Award Agreement will control.

General Plan Information

Purpose

The Plan was adopted by the Board and became effective on July 23, 2013.  The purpose of the Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of (1) Options or (2) Restricted Stock (collectively, an “Award”).  Such persons receiving an Award under the Plan are hereinafter referred to as “Participants.”

Administration

The Plan is administered by the Compensation Committee or such other committee as is appointed by the Board pursuant to the Plan (“Committee”).  The Committee has full authority to administer and interpret the provisions of the Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the Plan, as described below.  All decisions by the Committee regarding the Plan are final and conclusive.

The Plan permits the Committee to grant one or more of the following Awards:

Options

Under the Plan, the Committee may grant options (the “Options”) to purchase shares of Company common stock (the “Shares”).  Options granted under the Plan shall be classified for income tax purposes as either (a) “Incentive Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.”  Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement).  Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options.  The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

Restricted Stock.

Under the Plan, the Committee may grant stock to a Participant subject to the satisfaction of vesting conditions, restrictions on transfer, repurchase rights or other limitations imposed by the Plan and/or contained in the Participant’s Award Agreement (“Restricted Stock”).  If the Participant does not satisfy one or more of these conditions or restrictions, he must return the stock.  Prior to satisfying the vesting conditions, the Participant does not own the Restricted Stock and does not enjoy the rights of a stockholder.

Securities Offered

The maximum number of Shares that may be granted under the Plan is 10,000,000.  This number is subject to adjustment to reflect changes in the capital structure or organization of the Company.

The specific terms of each Award to a Participant under the Plan are set forth in an Award Agreement between the Participant and the Company.

Eligibility to Participate

Every employee, officer, director, consultant or other service provider of the Company (or any Affiliate of the Company) is eligible to participate in the Plan.  The Committee shall select, among such individuals, those persons to whom an Award is to be granted, considering such factors as it deems relevant.

The Committee, in its discretion, may make an Award to a Participant, even though options, restricted stock or other benefits were previously granted to such Participant by the Company or under another plan of the Company.  The Plan does not confer any right to an individual to continue in the employ of the Company or to continue to provide services to the Company.

Discretion of the Committee

The Committee, in its discretion, determines (i) the individuals to whom Award are to be granted, (ii) the time or times at which Awards are to be granted, (iii) the price at which Awards may be exercised, (iv) the exercise period of Awards, (v) the time or times when Awards will become vested and exercisable, and (vi) all other terms and conditions of Awards.

A grant of an Award is effective only after the Participant signs the Award Agreement provided by the Committee and returns it to the Company. The Award Agreement will describe all of the terms of the Award, as determined by the Committee.

Code Section 409A

In order to avoid complex requirements and restrictions (and a potential 20% tax on Option holders) that are imposed by Code Section 409A, all Options (designated as “Nonqualified Stock Options”) issued under the Plan will have an exercise price at or above the current, fair market value of the underlying Shares at the time the Option is granted.

Exercise and Vesting

Awards shall become exercisable and/or vested in accordance with a schedule determined by the Committee and set forth in each Award Agreement.  An Award Agreement shall state, with respect to all or designated portions of the Shares subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested.  The Committee may establish requirements for exercisability or vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

The Committee may substitute an effective date identified in the particular Award Agreement in place of the Award Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Award Agreement.

In the case of any Award which, at the Award Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

The specific terms of each grant of an Award to a Participant under the Plan are set forth in the Award Agreement between the Participant and the Company.

Amendment and Termination

The Board may amend or terminate the Plan, at any time, without obtaining approval from the Company’s stockholders (unless required by law or other agreement). Termination of the Plan, other than upon dissolution of the Company, will not affect the rights of any Participant, except to the extent provided in the Award Agreement with such Participant or as otherwise set forth in the Plan.

Securities Law Restrictions

The Company may impose restrictions on Shares received by a Participant under the Plan as the Company deems advisable to comply with applicable securities laws and regulations including, the Securities Act of 1933 (as amended from time to time), the requirements of any stock exchange upon which the Company’s common stock is listed, and any state securities laws applicable to the Company’s common stock.

If a registration statement is not in effect with respect to Shares issuable under the Plan, the Company may require a Participant to represent, in writing, that the Shares received by the Participant are being acquired for investment and not with a view to distribution and to agree that such Shares will not be disposed of by the Participant except pursuant to an effective registration statement.

Tax Consequences

This Summary briefly summarizes the basic federal rules (but not any state or local rules), as in effect as of the date of this Summary, relating to the tax consequences which may be associated with an awards under the Plan.  Such tax law rules, as set forth in the Code, as amended, are complex and contain conditions and exceptions that are not included in this Summary.

Each Participant should consider consulting with his or her personal, professional tax advisor concerning the particular tax consequences that result in connection with the Participant’s receipt of an Award.  Further, it is advisable for a Participant to obtain such consultation each time an Award is received, when the Award become vested, and at the time Shares are disposed.  A Participant is liable and responsible, and the Company is not liable or responsible, in any way, for any and all tax consequences to the Participant relating to or resulting from an Award of Shares.

Options

Tax Consequences on Grant of Options

There should be no income tax consequences to a Participant at the time the Option is granted regardless of whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

Tax Consequences on Exercise.

Nonqualified Stock Options. The difference between the value of the stock at the time of exercise and the value of the stock at the time of grant less any amount, if any, paid for the stock (the “bargain element”) is taxable to the Participant as additional compensation (not capital gain) in the year of exercise.  The Participant must pay income tax (as well as social security and Medicare taxes) on the “bargain element” as compensation income, even though the Participant did not receive any cash at that time and may not have sold the stock.

Incentive Stock Options.  A Participant who exercises an Incentive Stock Option does not have to recognize any income for federal tax purposes when he exercises an Incentive Stock Option, provided he does not dispose of the underlying shares until the later of 2 years from the date of grant or 1 year from the date of exercise.  If the Participant violates this rule, there is a “disqualifying disposition,” and the Participant has to recognize income equal to the amount by which the sales price of the Shares exceeds the exercise price.  However, even absent a disqualifying disposition, for alternative minimum tax (“AMT”) purposes, the Participant has to recognize the bargain element as income at the time the Option is exercised and, as a result, may be subject to AMT and an immediate tax liability.

Tax Consequences of Sale of Acquired Shares

Nonqualified Stock Options.  If a Participant exercises an Option, the Participant will have capital gain or loss (which may be long-term or short-term) when he ultimately sells the shares, based on the difference between the amount received in the sale and the Participant’s basis.  For this purpose, “basis” is the amount paid for the Shares, increased by the amount that was treated as compensation income when the Participant exercised the Option (i.e., the exercise price plus the bargain element at the time of exercise).

Incentive Stock Options.  Assuming that there is no “disqualifying disposition,” the Participant will have held the shares for more than 1 year and therefore will be entitled to long-term capital gains treatment (or, potentially will realize a long-term capital loss) based upon the variance between the amount for which the stock is sold and the amount that was paid to exercise the underlying option.

Shares acquired by exercising an Option may be subject to repurchase rights in favor of the Company under certain circumstances and also may be subject to various restrictions on selling or transferring the Shares to anyone else.

As noted, each Participant should carefully consider the potential tax consequences that will result from any Option exercise.  It must be emphasized that the application of the tax laws, particularly the application of the AMT to Incentive Stock Options can be extremely complicated.

Restricted Stock

Tax Consequences Grant of Vested Shares

If a Participant receives an Award of vested Shares, the Participant must report compensation income for the year in which the Participant receives the Award.  The amount of income is the fair market value of the Shares at the time of receipt.

When a Participant who has received an Award of vested Shares sells such Shares, the Participant is treated as if the Participant bought the Shares on the Award date, for an amount equal to the amount of compensation income the Participant reported relating to receipt of the Award.  This amount is the Participant’s “basis” in the Shares.

If the Participant sells such Shares after holding the Shares for 1 year or less, the Participant will have short-term capital gain or loss on the sale, measured by the Participant’s basis in the Shares.  If the Participant sells such Shares after holding the Shares for more than 1 year, the Participant will have long-term capital gain or loss, measured by the Participant’s basis in the Shares.

Tax Consequences - Grant of Non-Vested Shares

If a Participant receives an Award of non-vested Shares, the Participant has a choice of two different tax regimes - the general rule and the Section 83(b) election rule.

The General Rule.  Under the general rule, a Participant does not report any income relating to the grant of non-vested Shares. The Participant will report compensation income for the year in which the Shares vest (i.e. forfeiture and/or transfer restrictions lapse).  The amount of income will be the fair market value of the Shares on the date the Shares become vested.  Thus, if the value of the Shares increases from the Award date to the date the Shares become vested, the Participant will report such increased value as compensation income when the Shares vest. Further, under the general rule, a sale of such Shares after the Shares become vested will result in capital gain or loss. The Participant’s gain or loss will be long-term if the Participant held the Shares for more than 1 year after the vesting date.  Otherwise, the gain or loss will be short-term.  The Participant’s basis will be the amount of compensation income the Participant reported at the time the Shares became vested. Finally, considering the general rule, if the Participant does not become vested and forfeits the grant of Shares, the Participant does not report any compensation income or capital gain or loss, relating to the Participant’s Award of Shares.

Section 83(b) Election Rule.  By filing a Section 83(b) election, a Participant may change the tax consequences that otherwise apply under the general rule discussed above.  A Participant makes a Section 83(b) election by filing a notice with the Internal Revenue Service (“IRS”) within 30 days of the receipt of non-vested Shares pursuant to an Award under the Plan.  Upon a valid Section 83(b) election, a Participant is treated as if the Shares under the Award were vested when received, with the following tax consequences:

(i)            The Participant reports compensation income at the time of receipt of the Shares, equal to the fair market value of the Shares at that time.

(ii)            The Participant does not report any income, gain, or loss, at the time the Shares become vested.

(iii)            On a sale of the Shares, the Participant’s gain or loss will be capital gain (if the applicable holding period has been satisfied).  The Participant’s holding period is measured from the Award date (not the vested date) to determine long-term or short-term capital gain or loss.  The Participant’s basis is the amount of compensation income the Participant reported relating to the receipt of the Award.

(iv)            If the Participant does not become vested and forfeits the Award of Shares, the Participant will not be entitled to any deduction relative to the compensation income the Participant reported at the time of making the Section 83(b) election.

Required Vote

The affirmative vote of shares of our common stock representing a majority of votes cast thereon at the annual meeting or any adjournment or postponement thereof is required to approve Proposal 3.

Recommendation

Our Board unanimously recommends a vote “FOR” approval of the 2013 Incentive Stock Plan.

PROPOSAL 4:  APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED STOCK

The Board has approved, and has recommended that the stockholders approve, an amendment to our Articles of Incorporation to increase our authorized stock.  We propose increasing the number of shares of common stock the Company is authorized to issue from 50 million shares to 200 million shares, and increasing the number of shares of preferred stock the Company is authorized to issue from 1 million shares to 20 million shares.  The amendment would authorize the Board, from time to time, to issue shares of preferred stock in one or more series, with each such series to have such relative rights, powers, preferences, limitations and restrictions as shall be stated in a resolution of the Board providing for the issuance thereof.

Purpose of Increasing Authorized Stock

The purpose of increasing the authorized number of shares of Company common stock and preferred stock is to provide the Company with sufficient stock capacity to allow the flexibility for future equity financings to raise funds to support the intended growth of the Company’s business, including through strategic acquisitions.

Effect of Proposal

If this Proposal is approved, there will be a sufficient number of shares of Company common stock and preferred stock to provide adequate financing flexibility to support our plan to grow the Company’s business for the foreseeable future. We do not currently have any material commitments which would require the issuance of additional shares of Company common stock.

The Board of Directors does not believe that an increase in the number of authorized shares of Company common stock and preferred stock, without more, will have a significant impact on the market price of our common stock. The availability of significant authorized but unissued shares of Company common stock and preferred stock will however give the Company the flexibility to issue additional equity and create dilution without further approval of stockholders. The Board believes, however, that this additional flexibility is warranted, as it would facilitate execution of future financings and strategic acquisitions and thereby facilitate the growth of the Company’s business.

Required Vote

The affirmative vote of shares of our common stock representing at least two-thirds of the Company’s issued and outstanding common stock is required to approve Proposal 4.

Recommendation

Our Board unanimously recommends a vote “FOR” approval of the amendment to our Articles of Incorporation to increase our authorized stock.

PROPOSAL 5:  APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REDUCE THE STOCKHOLDER VOTE REQUIRED TO APPROVE CERTAIN ACTIONS

The Board has approved, and has recommended that the stockholders approve, an amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions.

Summary of Proposal

Several sections of the IBCA provide that the Company must obtain a supermajority approval of stockholders prior to taking certain actions.  This Proposal affects the following such sections in the following manner:

*  IBCA Section 10.20 – Amendment of Articles of Incorporation by Directors and Shareholders.  This section requires that most amendments to the Company’s Articles of Incorporation be approved by the stockholders by the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on such amendment, unless any class or series of shares is entitled to vote as a class in respect thereof, in which event the proposed amendment shall be adopted upon receiving the affirmative votes of at least two-thirds of the votes of the shares of each class or series of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such amendment.  If this Proposal is approved, the stockholder approval requirements of IBCA Section 10.20 will be replaced with the following required stockholder approval -  the affirmative vote of at least a majority of the votes of the shares entitled to vote on such amendment, unless any class or series of shares is entitled to vote as a class in respect thereof, in which event the proposed amendment shall be adopted upon receiving the affirmative votes of at least a majority of the votes of the shares of each class or series of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such amendment.

*  IBCA Section 11.20(a) – Approval by Shareholders.  This section requires stockholder approval of certain plans of merger, consolidation, or share exchange.  The approval required is the affirmative vote of at least two-thirds of the votes of the shares entitled to vote on such plan, unless any class or series of shares is entitled to vote as a class in respect thereof, in which event the proposed plan shall be adopted upon receiving the affirmative votes of at least two-thirds of the votes of the shares of each class or series of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such plan.  If this Proposal is approved, the stockholder approval requirements of IBCA Section 11.20(a) will be replaced with the following required stockholder approval -  the affirmative vote of at least a majority of the votes of the shares entitled to vote on such plan, unless any class or series of shares is entitled to vote as a class in respect thereof, in which event the proposed plan shall be adopted upon receiving the affirmative votes of at least a majority of the votes of the shares of each class or series of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such plan.

*   IBCA Section 11.60 – Sale, Lease or Exchange of Assets, Other than in Usual and Regular Course of Business.  This section requires stockholder approval of any sale, lease, exchange or other disposition of all, or substantially all, the property and assets of a corporation, if not made in the usual and regular course of its business.  The approval required is the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote on such matter unless any class or series of shares is entitled to vote as a class in respect thereof, in which event such authorization shall require the affirmative vote of the holders of at least two-thirds of the outstanding shares of each class or series of shares entitled to vote as a class on such matter, and the total outstanding shares entitled to vote on such matter.  If this Proposal is approved, the stockholder approval requirements of IBCA Section 11.60 will be replaced with the following required stockholder approval -  the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such matter unless any class or series of shares is entitled to vote as a class in respect thereof, in which event such authorization shall require the affirmative vote of the holders of at least a majority of the outstanding shares of each class or series of shares entitled to vote as a class on such matter, and the total outstanding shares entitled to vote on such matter.

*   IBCA Section 12.15(c) – Voluntary Dissolution by Vote of Shareholders.  This section authorizes the stockholders to approve the voluntary dissolution of a corporation.  The approval required is the affirmative votes of at least two-thirds of the votes of the shares entitled to vote on dissolution, unless any class of shares is entitled to vote as a class in respect thereof, in which event the resolution shall require for its adoption the affirmative votes of at least two-thirds of the votes of the shares of each class of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such amendment.  If this Proposal is approved, the stockholder approval requirements of IBCA Section 12.15(c) will be replaced with the following required stockholder approval -  the affirmative votes of at least a majority of the votes of the shares entitled to vote on dissolution, unless any class of shares is entitled to vote as a class in respect thereof, in which event the resolution shall require for its adoption the affirmative votes of at least a majority of the votes of the shares of each class of shares entitled to vote as a class in respect thereof and of the total votes of the shares entitled to vote on such amendment.
Effect of the Proposal

If this Proposal is approved, the stockholder approval requirements under IBCA Sections 10.20, 11.20(a), 11.60, and 12.15(c) will be changed from at least two-thirds of the votes of the shares entitled to vote on such actions to at least a majority of the votes of the shares entitled to vote on such actions.  The Board believes the simple majority standard of stockholder approval is more appropriate and is the standard for publicly traded corporations.

This Proposal does not change the stockholder approval requirements of any section of the IBCA except as expressly set forth above.

It should be noted that the Company’s current officers and director beneficially own approximately 71.4% of the Company’s issued and outstanding voting shares.  Therefore, reducing the stockholder approval standard from a supermajority standard to a simple majority standard would continue to enable to Company’s current officers and directors, in certain circumstances, to approve actions that are presented to the Company’s stockholders for approval.

Required Vote

The affirmative vote of shares of our common stock representing at least two-thirds of the Company’s issued and outstanding common stock is required to approve Proposal 5.

Recommendation

Our Board unanimously recommends a vote “FOR” approval of the amendment to our Articles of Incorporation to reduce the stockholder vote required to approve certain actions.

PROPOSAL 6:  APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO ELIMINATE A SERIES OF PREFERRED STOCK, TO CLARIFY THAT OUR STOCKHOLDERS ARE NOT ENTITLED TO CUMULATIVE VOTING OR PREEMPTIVE RIGHTS, TO PROVIDE THAT OUR OFFICERS AND DIRECTORS ARE ENTITLED TO INDEMNIFICATION TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, AND TO LIMIT CERTAIN PERSONAL LIABILITY OF OUR DIRECTORS

The Board has approved, and has recommended that the stockholders approve, amendments to our Articles of Incorporation to (1) eliminate the designation of Series A Junior Participating Preferred Shares; (2) to clarify that our stockholders are not entitled to cumulative voting rights or preemptive rights; (3) to provide that our officers and directors are entitled to indemnification to the fullest extent permitted by applicable law; and (4) to limit certain personal liability of our directors,

Elimination of Designation of Preferred Stock

If this Proposal is approved, our Articles of Incorporation will be amended to cancel and eliminate a designation of Series A Junior Participating Preferred Shares adopted by the Company’s Board on February 12, 1990.  No shares of Series A Junior Participating Preferred are presently issued and outstanding, and the Company has no intent to issue any such shares at any time  in the future.

Rights of Stockholders

If this Proposal is approved, our Articles of Incorporation will be amended to clarify that stockholders of the Company are not entitled to cumulative voting in connection with the election of directors to the Board, and are not entitled to preemptive rights to acquire any additional securities that may be issued by the Company in the future.

Indemnification

If this Proposal is approved, our Articles of Incorporation will be amended to provide that the Company’s officers and directors shall be indemnified by the Company in connection with any actual or threatened action or proceeding arising out of their service to the Company  or to another organization at the Company’s request and shall be paid expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent permitted by law.

Director Liability

If this Proposal is approved, our Articles of Incorporation will be amended to provide that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director provided, however, the foregoing does not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the IBCA, or (iv) for any transaction from which the director derived an improper personal benefit.

Amendment of Bylaws

In the event the Company’s stockholders approve Proposal 6, the Board will adopt amended Bylaws conforming with the provisions of this Proposal.

Required Vote

The affirmative vote of shares of our common stock representing at least two-thirds of the Company’s issued and outstanding common stock is required to approve Proposal 6.

Recommendation

Our Board unanimously recommends a vote “FOR” approval of the amendments to our Articles of Incorporation to eliminate a series of preferred stock, to clarify that stockholders do not have cumulative voting or preemptive rights, to provide that officers and directors are entitled to indemnification to the full extent permitted by applicable law, and to limit certain personal liability of our directors.

OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the annual meeting. If, however, such a matter is properly presented at the annual meeting or any adjournment or postponement of the annual meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended September 30, 2012, our Quarterly Report on Form 10-Q of the three months ended March 31, 2013, or this proxy statement, please contact us at: General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, attn.: Chief Financial Officer or by telephone at (813) 505-1829, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (www.generalemployment.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls and web

Exhibit A

GENERAL EMPLYMENT ENTERPRISES, INC.
2013 INCENTIVE STOCK PLAN
(EFFECTIVE July 23, 2013)

(Effective July 23, 2013)

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GENERAL EMPLOYMENT ENTERPRISES, INC.
2013 INCENTIVE STOCK PLAN

ARTICLE I
ESTABLISHMENT AND PURPOSE

1.1           Establishment.  The General Employment Enterprises, Inc. 2013 Incentive Stock Plan ("Plan") is a plan of deferred compensation.  The Plan was established by General Employment Enterprises, Inc. (the "Company") as of __________, 2013 (the "Effective Date") as adopted by the Board of Directors of the Company.

1.2           Purpose.  The purpose of the Plan is to (a) provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, (b) attract and retain the employment and services of such persons, and (c) encourage and reward such contributions by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either (1) the grant and exercise of Options, and/or (2) the grant of Restricted Stock.  It is the judgment of the Board of the Company that providing such additional incentives to select persons would advance the overall interests of the Company's business and enhance the value of the Company for all of its shareholders.

1.3           Type of Plan.  The Plan permits the grant of Options and Restricted Stock.  The Plan is intended to be an "unfunded" plan of deferred compensation.  It shall not constitute an "employee benefit plan" subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(a)            Option.  An Option granted under the Plan shall be either (1) an "Incentive Stock Option" within the meaning of Section 422(b) of the Code, or (2) a "Nonqualified Stock Option," meaning an Option to purchase Common Stock in the Company which does not qualify as Incentive Stock Option within the meaning of Section 422(b) of the Code.  The Option Price shall never be less than the Fair Market Value of the underlying shares of stock on the Grant Date.  Moreover, in the case of Incentive Stock Option granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the per share Option Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.  The number of shares of stock subject to the Option shall be fixed on the original Grant Date.  The exercise of the Option is subject to taxation under Section 83 of the Code and Treasury regulation §1.83-7.  The Option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option under Treasury regulation §1.83-7.  Hence, a Nonqualified Stock Option shall be exempt from the requirements of Section 409A of the Code.  Further, an Incentive Stock Option shall be exempt from the requirements of Section 409A of the Code pursuant to the regulatory exception set forth in Treasury regulation §1.409A-1(b)(5)(ii).
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(b)            Restricted Stock.  The Plan permits Common Stock of the Company to be awarded and issued to certain persons, subject to vesting conditions and restrictions on transfer (known as "Restricted Stock").  The Restricted Stock awarded hereunder is taxed pursuant to the rules of Section 83(a) of the Code (or, if affirmatively elected, Section 83(b) of the Code), so that the Plan and Restricted Stock awarded hereunder is intended to be exempt from Section 409A of the Code.

1.4           Shareholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board of Directors of the Company (excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code).  Such shareholder approval shall be obtained in the degree and manner required under applicable provisions of corporate charter, bylaws, and state law regarding approval required for the issuance of corporate stock; provided that if there is no such applicable authority, such shareholder approval shall be obtained in the degree and manner required under the provisions of the Code applicable to Incentive Stock Options.  Incentive Stock Options may be granted hereunder prior to such approval by the shareholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.  In the event that shareholder approval is not obtained within such twelve (12) month period, all Incentive Stock Options previously granted under the Plan shall be exercisable as Nonqualified Stock Options.  In addition, approval of the Plan by the shareholders of the Company is required under the NYSE MKT Listed Company Manual before any Awards may be issued under the Plan.

1.5           Term of Plan.  The Plan shall continue in effect from the Effective Date set forth in Section 1.1 hereof until the earlier of the Plan's termination by the Board of Directors of the Company, as provided in Section 10.1 hereof, or the date on which all shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.  In no event, however, shall any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the earlier of the date this Plan is adopted by the Company or the date this Plan is approved by the shareholders of the Company pursuant to Section 1.4 hereof.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1           "Affiliate" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.
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2.2           "Agreement" shall mean, individually or collectively, any agreement entered into pursuant to (a) Section 6.2 hereof, pursuant to which an Option is granted to a Participant, or (b) Section 7.2 hereof, pursuant to which Restricted Stock is granted to a Participant, including any amendments thereto made pursuant to Section 10.1 hereof.

2.3            "Award" shall mean any Option or Restricted Stock granted under this Plan.

2.4            "Beneficiary" shall mean the person (including any trust, estate, or other entity) that a Participant designates in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder.  If, upon a Participant's death, there is no designated Beneficiary or if such designated Beneficiary has predeceased the Participant, then the term Beneficiary shall mean the person (including any trust, estate, or other entity) entitled by will or the laws of descent and distribution to receive such benefits.

2.5            "Board" shall mean the Board of Directors of the Company.

2.6            "Cause" shall mean (a) any material act (that remains uncured for thirty (30) days following written notice from the Company or an Affiliate) that permits the Company or any Affiliate to terminate a written agreement or arrangement between the Participant and the Company or an Affiliate, as the case may be, for "cause" as defined in such agreement or arrangement, or (b) in the event there is no such agreement or arrangement, or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then "Cause" shall mean (i) any material breach of this Agreement by the Participant that remains uncured for thirty (30) days following written notice from the Company or an Affiliate, as the case may be, to the Participant of such breach, (ii) any act of dishonesty or fraud, embezzlement, theft or other material dishonesty with respect to the Company or an Affiliate, (iii) the commission by the Participant of a felony, a crime involving moral turpitude, or other willful act or omission that in the reasonable good faith judgment of the Committee causes material harm to the standing and reputation of the Company or an Affiliate, or (iv) the Participant's continued gross failure to perform his duties to the Company or an Affiliate.

2.7            "Change in Control" shall have the meaning set forth in Section 9.2.

2.8            "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.9            "Commission" shall mean the Securities and Exchange Commission or any successor thereto.

2.10          "Committee" shall mean any two (2) or more persons who the Board appoints or designates to administer the Plan, as described in Section 3.1 below.

2.11          "Common Stock" shall mean the shares of the Company's regular voting common stock, no par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described herein or the common stock of any successor to the Company, which is designated for the purposes of the Plan.
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2.12          "Company" shall mean General Employment Enterprises, Inc., an Illinois corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated.

2.13          "Director" shall mean a member of the Board.

2.14          "Disability" shall mean that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.  For the purposes of this Plan, a Participant shall not be considered to have incurred a Disability if the mental or physical condition of the Participant is the result of a willfully self-inflicted injury or self-induced sickness, or is the result of an injury or disease contracted, suffered, or incurred by the Participant while participating in a criminal enterprise.  The determination of Disability shall be made by the Committee, based upon medical evidence from a physician selected by the Committee.  The determination of Disability for purposes of this Plan shall not be construed as a determination for any other purpose.

2.15          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.16          "Fair Market Value" shall mean, as of any date, the value of one (1) share of Common Stock, determined pursuant to the applicable method described below:

(a)            if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange);

(b)            if the Common Stock is not listed on a national securities exchange, but is actively traded in the over‑the‑counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(c)            if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined, in good faith, by the Committee (or Board) through the reasonable application of a reasonable valuation method after giving effect to discounts for lack of marketability and minority discount, but excluding any reduction in value with respect to any transaction bonuses.  For purposes of Section 409A of the Code and the exemption therefrom, the valuation of a class of stock shall be determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the Treasury regulations thereunder, it being understood that a valuation obtained no more than twelve (12) months before the relevant transaction to which the valuation is applied (e.g. the Grant Date) shall be presumed to be a method resulting in a "reasonable valuation."
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2.17            "Grant Date" shall mean the date on which the Committee makes a grant of an Award to a person eligible to participate in the Plan, or any other date determined by the Committee.

2.18            "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder.

2.19            "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

2.20            "Option" shall mean a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock, at a specified price, during a specified time period.

2.21            "Option Period" shall mean the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

2.22            "Option Price" shall mean the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

2.23            "Option Shares" shall mean the shares of Common Stock that the Participant receives upon exercising vested Options.

2.24            "Participant" shall mean a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into and remains effective under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term Participant shall mean such Representative.  The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse, or descendants, or a custodian under any uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3.  Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

2.25            "Plan" shall mean the General Employment Enterprises, Inc. 2013 Incentive Stock Plan, as herein set forth and as may be amended from time to time.

2.26            "Representative" shall mean (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death, (b) the person or entity acting as the guardian or temporary guardian of a Participant subject to court supervision, (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death, or (d) any person to whom an Award has been permissibly transferred; provided that only one of the foregoing shall be the Representative, at any point in time, as determined under applicable law and recognized by the Committee.  Any Representative shall be subject to all terms and conditions applicable to the Participant.
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2.27            "Restricted Stock" shall mean shares of Common Stock subject to the satisfaction of vesting conditions, transfer restrictions, repurchase rights or other limitations imposed by the Plan and the Participant's Agreement (which may differ from other Participant's Agreements).

2.28            "Retirement" shall mean the Participant's Termination of Employment upon or after attaining age sixty-five (65).

2.29            "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

2.30            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.31            "Termination of Employment" shall mean the occurrence of any act or event that actually or effectively causes or results in a person ceasing, for whatever reason, to be an employee, officer, Director, consultant or other service provider of the Company including, without limitation, Retirement, death, Disability, resignation by Participant with or without "Good Reason" (as defined by Participant's employment agreement, if any), resignation by Participant upon a change in control (as defined by Participant's employment agreement, if any), or termination by the Company with or without Cause.  A transfer of employment from the Company to an entity that is an Affiliate, as defined in Section 2.1, or from such an entity to the Company shall not be a Termination of Employment, unless expressly determined by the Committee.  With respect to any person who is not an employee of the Company, the Committee may determine and include in such person's Agreement more detailed or particular provisions concerning what act or event shall constitute a Termination of Employment with respect to such person.

2.32            "Transfer" shall mean any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

In addition, certain other terms used herein shall have the definitions given to such terms in the first place in which the terms are used.

ARTICLE III
ADMINISTRATION

3.1               Structure.  The Plan shall be administered by a committee (the "Committee") comprised of two (2) or more Directors, as appointed by the Board.  In the event the Board fails to name a Committee, at any time, the Board shall reserve and exercise the functions of the Committee under the Plan.
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A majority of the members of an appointed Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee.  Notwithstanding any provision contained in Sections 3.1 or 3.2 to the contrary, the acts of two-thirds (2/3) of the members of the Committee shall be required to exercise the authority granted under Subsections 3.2(d)(ii), (iii), or (iv) to the extent such action accelerates or waives any restriction or limitation associated with any Award or any shares of Common Stock relating hereto.  A member of the Committee shall not exercise any discretion respecting himself under the Plan.

The Board shall have the authority to remove, replace, or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.  Any member of the Committee may resign upon notice to the Board.  The Committee may allocate among one (1) or more of its members, or may delegate to one (1) or more of its agents, such duties and responsibilities as it determines.

Notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Officers" and "Directors" (as such terms are defined for purposes of Section 16 of the Exchange Act) of the Company, at such time or in such circumstances as such individuals are subject to Section 16 of the Exchange Act, such grants shall be made and administered by a "Rule 16b-3 Committee" appointed by the Board.  Such Rule 16b-3 Committee shall consist solely of two (2) or more "Non-Employee Directors" (as defined for purposes of Rule 16b-3) and shall otherwise be constituted and act in such manner as to permit such grants to Officers and Directors and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

Further, notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Covered Employees" (as defined for purposes of Section 162(m) of the Code), at such time or in such circumstances as Section 162(m) of the Code may be applicable to the Company as a "Publicly Held Company" (as defined for purposes of Section 162(m) of the Code), such grants shall be made and administered by a "Section 162(m) Committee" appointed by the Board.  Such Section 162(m) Committee shall consist solely of two (2) or more "Outside Directors" and shall otherwise be constituted and act in such manner as to permit such grants to Covered Employees to qualify as "Performance-Based Compensation" excludable from "Applicable Employee Remuneration" (as such terms are defined for purposes of Section 162(m) of the Code) in order that the Company not be subject to the limitation on deductions allowed for Applicable Employee Remuneration set forth in Section 162(m) of the Code.

Any Rule 16b-3 Committee or Section 162(m) Committee appointed by the Board shall function and have authority, and be subject to the constitutional and procedural provisions, as herein provided with respect to any Committee appointed by the Board, applicable to the making and administration of the grants of Awards with respect to which the Committee is appointed.  A Rule 16-b Committee or Section 162(m) Committee may be a subcommittee of a Committee otherwise appointed by the Board.
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3.2               Authority.  Subject to the terms of the Plan, the Committee (subject to the specific terms and conditions of such appointment as established by the Board) shall have the authority:

(a)            to select those persons to whom Awards may be granted from time to time;

(b)            to determine whether and to what extent Awards are to be granted hereunder;

(c)            to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)            to determine the terms and conditions of any Award granted hereunder including, but not limited to:

(i)            the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture, or waiver regarding any Option;

(ii)            any restriction or limitation and any acceleration, forfeiture, or waiver regarding any Award;

(iii)            any shares of Common Stock relating to an Award; and

(iv)            any performance criteria and the satisfaction of such criteria relating to an Award.

(e)            to determine the Fair Market Value of one (1) share of Common Stock as of any date;

(f)            to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

(g)           to provide for the form of Agreements to be utilized in connection with the Plan;

(h)           to prescribe the manner in which and the form on which Participants may designate a Beneficiary;

(i)            to determine the identity of a Participant's Beneficiary or Representative for purposes of the Plan;

(j)            to determine whether a Participant has a Disability, Retirement, or Termination of Employment;
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(k)            to determine what securities law requirements are applicable to the Plan, Options, and Restricted Stock and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

(l)             to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(m)          to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under the Plan;

(n)            to determine the restrictions or limitations on the transfer of Common Stock;

(o)            to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(p)            to determine whether an Award is to be adjusted, modified, or purchased;

(q)            to determine whether an Option is to become fully exercisable under the Plan or the terms of an Agreement;

(r)            to determine the permissible methods of Option exercise and payment;

(s)            to adopt, amend, and rescind such rules, guidelines, procedures and practices as, in its opinion, may be advisable in the administration of the Plan (and which may differ with respect to Awards granted at different times or to different Participants);

(t)             to suspend or delay any time period described in the Plan or any Agreement if the Committee determines the applicable action may constitute a violation of any law, or result in liability under any law to the Company or a shareholder of the Company, until such time as the action required or permitted shall not constitute such violation of law or result in such liability;

(u)            to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

(v)            to otherwise interpret and apply the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement), and to otherwise supervise the administration of the Plan.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter.  All determinations and decisions made, and actions undertaken, by the Committee pursuant to the provisions of the Plan shall be final and binding for all purposes and on all persons, including the Company and Participants.
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3.3               Liability and Indemnification.  No member of the Committee (or Board, if no Committee has been appointed) shall be liable for any action or determination made or taken by the member, Committee, or Board, in good faith, with respect to the Plan.  Each member of the Committee (or Board) shall be fully justified in relying or acting, in good faith, upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with the Plan.  In no event shall any person who is or shall have been a member of the Committee (or Board) be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Each person who is or at any time serves as a member of the Committee (or Board) shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan, and (b) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan.  Each person covered by this indemnification shall give the Company an opportunity, at its expense, to handle and defend such claim, action, suit or proceeding before such person undertakes to handle and defend the same on such person's own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the articles or certificate of incorporation or by-laws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such persons or hold such persons harmless.

ARTICLE IV
STOCK SUBJECT TO PLAN

4.1               Number of Shares Available.  Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the grant of Awards under the Plan shall be 10,000,000 shares of Common Stock.  Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the Plan shall be 8,000,000 shares of Common Stock.  Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the Plan shall be 2,000,000 shares of Common Stock.

4.2               Release of Shares.  Subject to Sections 6.3 and 7.3, if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited or repurchased, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option or grant of Restricted Stock, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.
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4.3              Conditions on Issuance of Shares.  Shares of Common Stock issued in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee, in its discretion, may determine or provide in an Agreement.

The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash, or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation.

The Committee may require any person exercising an Option or receiving Restricted Stock to make such representations, furnish such information, and execute such other documents as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise including, but not limited to, requiring each person purchasing shares to represent and agree with the Company, in writing, that such person is acquiring the shares without a view to the distribution thereof.

The Company may cause any certificate for any share of Common Stock to be delivered on exercise of an Option or pursuant to a grant of Restricted Stock to be properly marked with a legend or other notation reflecting the limitations on Transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require.

Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.  No cash settlements shall be made with respect to fractional shares eliminated by rounding.

Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash, or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash, or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company, any Affiliate, and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company and any Affiliate to the satisfaction of the Committee.

4.4                Shareholder Rights.

(a)            Option.  No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until after (i) proper exercise of the Option, (ii) such other action is taken by the person as may be required pursuant to the Agreement evidencing such Option, and (iii) such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred.  Upon exercise of an Option or any portion thereof, the Company shall have sixty (60) days in which to issue the shares and the Participant will not be treated as a shareholder for any purpose prior to such issuance.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.
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(b)            Restricted Stock.  Each Participant receiving an Award shall be issued a stock certificate in respect of such Common Stock.  Such certificate shall be registered in the name of such Participant and shall bear the legend referenced in Section 4.3.  No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award until such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred.  Upon grant of an Award, the Company shall have thirty (30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose prior to such issuance.  The Participant shall have the right to vote when the Company has (a) issued the shares to the Participant, and (b) recorded such shares on the official shareholder records of the Company.  In addition, on vesting the Participant shall not be entitled to any dividends declared and paid on Common Stock between the Grant Date and the date of vesting.

4.5              Adjustment for Corporate Changes.  In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company or any Affiliate, corporate separation or division of the Company (including, but not limited to, a split-up, spin‑off, split‑off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company or any Affiliate, then the Committee shall determine whether (and the extent to which) or not to adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Options, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares (and no cash settlements shall be made with respect to fractional shares eliminated by rounding).

ARTICLE V
ELIGIBILITY AND SELECTION

5.1            Eligibility.  The persons eligible to participate in the Plan and be granted Awards shall be employees, officers, Directors, consultants or other service providers of the Company or any Affiliate.

For purposes of this Section 5.1, prospective employees, officers, Directors, consultants or other service providers of the Company or any Affiliate shall be eligible to participate in the Plan and be granted Awards in connection with and in furtherance of written offers of employment, retention, or engagement, prior to the date any such person commences employment or first performs services for the Company or any Affiliate; provided that:
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(a)            any Award granted to such person shall be granted contingent on such person commencing employment or performance of services for the Company or any Affiliate, and shall be exercisable no earlier than the date on which such person commences employment or first performs service for the Company;

(b)            any Option granted to such person who will not be a common-law employee of the Company (or any "Parent" or "Subsidiary" of the Company as defined in Section 424 of the Code) shall be a Nonqualified Stock Option; and

(c)            any Option granted to such person who will be a common-law employee of the Company (or any "Participant" or "Subsidiary" of the Company as defined in Section 424 of the Code) designated as an Incentive Stock Option shall be deemed granted effective on the date such person commences such employment, with the exercise price of the Option to be determined pursuant to Section 6.3(b) as of such date of commencement of employment.

5.2              Selection of Participants.  Of those persons eligible to participate in the Plan as described in Section 5.1, the Committee shall, from time to time and in its sole discretion, select the persons to be granted Awards and shall determine the terms and conditions with respect thereto.  The Committee may give consideration to such factors as deemed relevant by the Committee to making such selection and determination.

5.3              Awards in Substitution.  Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for (a) options, or (b) vested or unvested shares held by employees, officers, Directors, consultants or service providers of other corporations who are about to become employees, officers, Directors, consultants or service providers of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of the stock of the employing corporation, as the result of which it becomes an Affiliate.  The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options or (vested or unvested) shares in substitution for which they are granted.

ARTICLE VI
STOCK OPTIONS

6.1              General.  The Committee shall have authority to grant Options under the Plan at any time or from time to time.  An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of the conditions, restrictions, or limitations imposed in accordance with the Plan and an Agreement (which may differ from other Agreements) including, without limitation, payment of the Option Price.
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6.2               Grant of Options.  The grant of an Option shall occur as of the date the Committee determines.  Each Option granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, that shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan.  A person selected by the Committee to receive an Option shall not become a Participant and have any rights with respect to such Option unless and until such person has executed such Agreement, has delivered a fully executed copy of such Agreement to the person or office designated by the Committee, and has otherwise complied with any applicable requirements set forth by the Committee as part of the grant of the Option.

Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, or in the event (and only to the extent) that an Option designated as an Incentive Stock Option fails to satisfy the requirements of Section 422 of the Code, such Options shall be treated as Nonqualified Stock Options.  For purposes of this Section 6.2, Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the shares of Common Stock shall be determined, for purposes of that $100,000 limitation, as of the time the Option with respect to such shares is granted.

Neither the Plan nor any Option shall confer upon a Participant any right with respect to continuing the Participant's relationship as a service provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without Cause.

6.3               Terms and Conditions.  Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)            Option Period.  The Option Period of each Option shall be fixed by the Committee.  Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in an Agreement, the Option Period of each Option shall be ten (10) years from the Grant Date of the Option.  Moreover, in the case of Incentive Stock Options granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be five (5) years from the Grant Date or such shorter term as may be provided in the Agreement.
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(b)            Option Price.  The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee.  The Option Price per share shall not be less than the Fair Market Value of a share of Common Stock made subject to the Option, determined as of the Grant Date; provided, however, that the Option Price shall not be less than the Fair Market Value determined as of the date that the principal terms of the Option are fixed, authorized, and approved by or on behalf of the Committee if such date is not designated as the Grant Date.  Moreover, in the case of Incentive Stock Options granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the per share Option Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.

(c)            Execution of Related Documents.  A Participant shall be required to enter into such non-competition, non-solicitation, and confidentiality agreements as the Committee shall specify or as such provisions may be included in the Agreement.

(d)            Vesting and Exercisability.  Options shall become vested and be exercisable as determined by the Committee and set forth in each Agreement.  An Agreement shall state, with respect to all or designated portions of the shares of Common Stock subject thereto, the time at which, the conditions upon which, or the installments in which the Option shall become vested and be exercisable during the Option Period.  The Committee may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) both periods of employment or rendering of services and satisfaction of performance criteria, or (iv) the occurrence of certain events including, but not limited to, a Change in Control.

Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in the Agreement, each Option shall become vested and exercisable under following provisions:

(1)	The Option shall be vested and exercisable over a four (4) year period.

(2)	Twenty-five percent (25%) of the Option shall become vested and exercisable on the twelve (12) month anniversary of the Grant Date.

(3)	The remaining seventy-five percent (75%) of the Option shall become vested and exercisable in equal monthly installments over the remaining thirty-six (36) months.

The Committee may substitute an effective date identified in the particular Agreement in place of the Grant Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Agreement.
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In the case of any Option which, at the Grant Date, is granted with provisions for vesting and exercisability at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Option, in whole or in part, and accelerate the exercisability of all or a portion of the Option.

(e)            Method of Payment.  Unless otherwise determined by the Committee and provided in an Agreement, payment of the Option Price under each Option shall be made, in full or in part, by cash or check.  No shares of Common Stock shall be issued on exercise of an Option until full payment therefor has been made and all other applicable conditions have been satisfied, as determined by the Committee.  Alternative methods of payment the Committee may consider shall include, but are not limited to, the following: (1) tendering other shares of Common Stock which have either been owned by the Participant for more than six (6) months on the date of surrender or were acquired upon exercise of the Option for which payment is being made and which, in either case, have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares for which the Option is being exercised, (2) consideration received by the Company under a broker-assisted cashless exercise program implemented by the Company with respect to the Plan, or (3) any combination of the foregoing methods of payment.

(f)            Nontransferability of Options.  Except as specifically provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an Option shall be exercisable during the Participant's lifetime only by the Participant.

(g)            Designation of Beneficiary.  A Participant may designate a Beneficiary who may exercise the Participant's Option after the Participant's death, subject to the provisions of the Plan.  Such designation shall be made in such manner and on such form as shall be prescribed by the Company.

6.4               Effect of Termination of Employment.  Except as otherwise determined by the Committee and set forth in an Agreement, if a Participant incurs a Termination of Employment, for any reason, prior to the expiration of the Option Period of any Option, the Option, if not vested and exercisable on the date of Termination of Employment, or any portion of the Option that is not vested and exercisable on the date of the Termination of Employment, shall expire and be forfeited, and shall be void for all purposes, immediately on the date of Termination of Employment.

Except as otherwise determined by the Committee and set forth in an Agreement, in the case of a Participant who incurs a Termination of Employment prior to the expiration of the Option Period of any Option, the Option, if vested and exercisable on the date of Termination of Employment, or any portion of the Option that is vested and exercisable on the date of Termination of Employment, shall continue to be exercisable only for the applicable extended time period following such Termination of Employment set forth hereinafter and shall otherwise cease to be exercisable as of the close of business on the date of Termination of Employment.
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(a)            In the event of Termination of Employment constituting Retirement, such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Retirement or, if earlier, the expiration of the Option Period.

(b)            In the event of Termination of Employment due to death, such Option or such portion thereof may be exercised by the Participant's Representative until the end of the twelve (12) month period commencing with the date of the Participant's death or, if earlier, the expiration of the Option Period.

(c)            In the event of Termination of Employment due to Disability, such Option or such portion thereof may be exercised by the Participant or, in the event the Participant is legally incompetent, the Participant's Representative until the end of the six (6) month period commencing with the date of Disability or, if earlier, the expiration of the Option Period.

(d)            In the event of Termination of Employment at the election of the Participant with "Good Reason" (as defined by such Participant's Employment Agreement), such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the Option Period.

(e)            In the event of Termination of Employment by the Company or an Affiliate, as the case may be, without Cause, such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the Option Period.

(f)            Notwithstanding anything in the preceding subparagraphs (a) through (e) to the contrary, in the event of Termination of Employment of a Participant by the Company or an Affiliate, as the case may be, for Cause, such Option or such portion thereof shall cease to be exercisable automatically upon first notification to the Participant by the Company or the Affiliate of such termination, with no extended time period for any exercise of the Option or any portion thereof.  If a Participant's employment or services are suspended pending an investigation of whether the Participant's employment or services should be terminated for Cause, all of the Participant's rights under any Option shall likewise be suspended during the period of such investigation.

Notwithstanding anything herein to the contrary, the Committee may, at any time and in its sole discretion, further extend or modify the extended time periods for exercisability set forth in this Section 6.4, or waive or modify the operation of the provisions of this Section 6.4 as regards elective Termination of Employment without appropriate or agreed notice and agreed termination terms or Termination of Employment for Cause.
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6.5              Information Available to Participants.  At least annually, the Company shall make available to all Participants copies of the Company's financial statements for its most recently completed fiscal year.  Except as may be required by applicable law, neither the Company nor the Committee shall have any duty or obligation to provide or make available to any Participant any other disclosures or information regarding the Company, and no Participant shall have any right to obtain any other disclosures or to receive any other information regarding the Company, in connection with the grant or exercise of any Option.

6.6               Exercise of Options.  An Option which is vested and exercisable shall be exercised by a Participant (or a Representative), in whole or in part, at any time during the Option Period, by giving written notice to the Company, in such form and manner as the Committee may prescribe, specifying the number of shares of Common Stock attributable to the Option to be purchased.  Such notice of exercise given to the Company shall be accompanied by payment, in full, of the Option Price and any other executed documents required by the Committee.

6.7              Withholding on Exercise.  No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee) or make arrangements satisfactory to the Company or other entity identified by the Board regarding the payment of any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

6.8              Cash-Out of Option.  On receipt of written notice of exercise of an Option at any time prior to a Change in Control, the Committee may elect, at any time, in lieu of issuing Common Stock to cash-out all or any portion of the Option, provided such action would not violate Section 409A of the Code, by paying to the Participant an amount, in cash, equal to the excess of the Fair Market Value of a share of Common Stock, as of the date of exercise, over the Option Price, multiplied by the number of shares of Common Stock subject to the Option elected to be cashed-out by the Committee.  The Committee may elect to cash-out all or any portion of an outstanding Option at any other time, using the same formula as described above for determining the consideration to be paid, regardless of any exercise notice or Change in Control.  Cash-outs relating to Options held by Participants who are actually or potentially subject to Section 16 of the Exchange Act shall comply with Rule 16b-3, to the extent applicable.  The Committee may elect to offset against any cash-out payment under this Section 6.8 any amounts outstanding under any indebtedness or obligations owed by the Participant to the Company or any Affiliate.

ARTICLE VII
RESTRICTED STOCK

7.1               General.  The Committee shall have authority to grant an Award of Restricted Stock under the Plan at any time or from time to time.
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7.2              Grant of Restricted Stock.  The Grant Date shall be determined by the Committee.  Each Award of Restricted Stock granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, that shall embody the terms and conditions of such Award of Restricted Stock and which shall be subject to the express terms and conditions set forth in the Plan.  Such Agreement shall become effective upon execution and delivery by the Participant, and receipt by the person or office designated by the Committee.

7.3               Terms and Conditions.  Awards of Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)            Vesting Schedule.  Awards of Restricted Stock shall become vested in accordance with a schedule determined by the Committee and set forth in each Agreement.  An Agreement shall state, with respect to all or designated portions of the shares of Common Stock subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested.  The Committee may establish requirements for vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) both periods of employment or rendering of services and satisfaction of performance criteria, or (iv) the occurrence of certain events including, but not limited to, a Change in Control.

Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in the Agreement, each Awards of Restricted Stock shall become vested under following provisions:

(1)	The Award of Restricted Stock shall be vested over a four (4) year period.

(2)	Twenty-five percent (25%) of the Award of Restricted Stock shall become vested on the twelve (12) month anniversary of the Grant Date.

(3)	The remaining seventy-five percent (75%) of the Award of Restricted Stock shall become vested in equal monthly installments over the remaining thirty-six (36) months.

The Committee may substitute an effective date identified in the particular Agreement in place of the Grant Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Agreement.

In the case of any Award which, at the Grant Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds (2/3) of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.
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(b)            Representations.  The Committee may require each person receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is receiving the shares without a view to the distribution thereof.  The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c)            Other Terms and Conditions.  Awards shall be subject to such other terms and conditions as may be determined by the Committee and set forth in an Agreement.

7.4               Effect of Termination of Employment.

(a)            Without Cause.  Except as otherwise determined by the Board and set forth in an Agreement, a Participant shall forfeit all Awards which are not vested on or before the effective date of a Participant's Termination of Employment without Cause.  The Awards shall be forfeited and cancelled effective as of the date of the Participant's Termination of Employment.

(b)            For Cause.  Except as otherwise determined by the Board and set forth in an Agreement, and notwithstanding any provision in Section 7.3 to the contrary, a Participant shall forfeit all Awards (whether vested or not vested) if a Participant incurs a Termination of Employment for Cause.  The Awards shall be forfeited and cancelled effective as of the date of the Participant's Termination of Employment.

7.5              Withholding.  No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee) or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

ARTICLE VIII
PROVISIONS APPLICABLE TO ACQUIRED STOCK

8.1              Securities Law Restrictions.  The Company may impose such other restrictions on any shares of Common Stock granted pursuant to an Award under the Plan as it may deem advisable including, but not limited to, restrictions intended to achieve compliance with (a) the Securities Act, (b) the requirements of any stock exchange or over the counter market upon which the Common Stock is then listed or traded, and (c) any Blue Sky or state securities laws applicable to such Common Stock.  If at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of any shares of Common Stock to be granted under the Plan upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of or in connection with the grant or issuance of Common Stock hereunder, then no Award may be made unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  The Committee may require any Participant receiving an Award under the Plan to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of any such Common Stock in compliance with applicable law and shall have the authority to cause the Company, at its expense, to take any action related to the Plan which may be required in connection with such listing registration, qualification, consent or approval.
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8.2             Registration Statement.  If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the Common Shares, the Company may require the Participant to represent, in writing, that the Common Shares received are being acquired for investment and not with a view to distribution and agree that the Common Shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws.  The Company shall include on certificates representing Common Shares delivered pursuant to the Plan such legends referring to the foregoing representations or restrictions and any other applicable restrictions on resale as the Committee, in its discretion, shall deem appropriate.

8.3              Transfer on Change in Control.  A Participant may Transfer, or may be required to sell, shares of Common Stock acquired pursuant to an Award upon the effective date of a Change in Control, as provided in Section 9.2.  Notwithstanding anything herein to the contrary, the Committee may, at any time and in its sole discretion, provide that corporate transactions in addition to those specified in Section 9.2 as constituting a Change in Control, shall constitute events upon the effective date of which a Participant may Transfer any or all of the Shares of Common Stock acquired by the Participant pursuant to an Award.

8.4              Estate Planning Transfers.  Notwithstanding anything herein to the contrary, a Participant may, at any time, make a Transfer of shares of Common Stock received pursuant to an Award to his parents, spouse, or descendants or to any trust for the benefit of the foregoing or to a custodian under any uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants.

8.5              Binding Effect of Plan.  Any otherwise permitted Transfer of shares acquired pursuant to an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision restricting Common Stock under the Agreement; provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Participant.

8.6              Limited Transfer During Offering.  In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an Award.
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8.7              Disqualifying Disposition.  If a Participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option in any transaction considered a "disqualifying disposition" under Section 421(b) of the Code, the Participant shall provide notice to the Company of such transaction.  The Company shall have the right to deduct any Federal, state, local or foreign taxes of any kind required by law to be withheld, with respect to the amount involved in such transaction, from any amounts otherwise payable by the Company to the Participant, or to require the Participant to make other arrangements satisfactory to the Company regarding payment of such taxes.

8.8               Rights of Repurchase.  Prior to the effective date of a Change in Control, upon a Termination of Employment of a Participant, the Company shall have the right to repurchase all or any portion of the shares of Common Stock acquired pursuant to an Award (the "Acquired Shares"), whether held by the Participant or by a transferee of the Participant as permitted under Section 8.4 (a "Permitted Transferee"), on the following terms and conditions:

(a)            The Company may exercise such right by delivery of written notice (the "Repurchase Notice") to the Participant or any Permitted Transferees within ninety (90) days after the date of the Participant's Termination of Employment or, if later, within ninety (90) days after the date the Participant or the Participant's Representative exercises the Participant's Option following the Participant's Termination of Employment (pursuant to Section 6.4) to obtain Acquired Shares.  The Repurchase Notice shall set forth the number of Acquired Shares to be acquired by the Company from the Participant or the Permitted Transferees, the aggregate consideration to be paid for the Acquired Shares and the time and place for the closing of such transaction.

(b)            The repurchase of Acquired Shares shall be closed at the Company's executive offices, or at such other location as may be designated by the Company, within twenty (20) days after the date of delivery of the applicable Repurchase Notice.  At the closing, the Company shall pay the purchase price to the Participant (or, if applicable, the Permitted Transferee), and the Participant (or, if applicable, the Permitted Transferee) shall deliver the certificate or certificates representing such Acquired Shares to the Company (or nominee), accompanied by duly executed stock powers.  The Company shall be entitled to receive customary representations and warranties from the seller regarding the sale of Acquired Shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require a seller's signature to be guaranteed by a national bank or reputable securities broker.

(d)            The purchase price per share to be paid for the Acquired Shares repurchased by the Company shall be equal to the Fair Market Value of each such Acquired Share as of the date of the Participant's Termination of Employment.
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(e)            The Company shall make payment for Acquired Shares by, at the option of the Company, (i) a check or wire transfer of funds to the extent such payment would not cause the Company to violate the General Corporation Law of the State of Illinois and would not cause the Company to breach any agreement to which it is a party relating to the indebtedness for borrowed money or other material agreement, (ii) a subordinated promissory note of the Company bearing interest (payable quarterly in cash unless otherwise prohibited) at the applicable federal rate for medium-term obligations, with all remaining principal and interest payment due on the fifth (5th) anniversary of the date of issuance and which shall be subordinated on terms and conditions satisfactory to the holders of the Company's indebtedness for borrowed money, or (iii) a combination of (i) and (ii) above in such proportions as the Company may determine in its sole discretion.  In addition, the Company may pay the purchase price by offsetting amounts outstanding under an indebtedness or obligations owed by the Participant to the Company or any Affiliate.

(f)            Notwithstanding the foregoing, any repurchase of Acquired Shares attributable to an Incentive Stock Option shall not take place before the first anniversary of the Participant's acquisition of such Acquired Shares, and such repurchase shall be closed within ninety (90) days after a ninety (90) day advance Repurchase Notice is given, so as not to create a "disqualifying disposition" of the Acquired Shares within the meaning of Code Sections 421(b) and 422(a)(i).

ARTICLE IX
CHANGE IN CONTROL PROVISIONS

9.1              Accelerated Vesting on Change in Control.  Notwithstanding any other provision of the Plan or in an Agreement to the contrary, in the event of a Change in Control (as defined in Section 9.2), any Award outstanding as of the effective date of the Change in Control that was granted which are not then fully vested (or exercisable) shall become fully vested (or exercisable) to the full extent of the original Award.

9.2              Definition of Change in Control.  For purposes of this Plan, a "Change in Control" shall be deemed to have occurred at such time as (a) a person or a group (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act), other than a person who is an existing holder of capital stock of the Company or a group consisting solely of existing holders of capital stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than fifty (50%) percent of the Company's total outstanding capital stock, (b) a sale, lease or exchange of substantially all of the Company's assets and related business to a third party unaffiliated with an existing holder of capital stock of the Company, or (c) a merger of the Company into or consolidation with another corporation which is unaffiliated with the shareholders or management of the Company and, after giving effect to such merger or consolidation, the existing holders of capital stock of the Company immediately prior to such merger or consolidation own less than fifty‑one percent (51%) of the capital stock of the surviving entity.  Notwithstanding the foregoing, if Participant is a party to an employment agreement or consulting agreement with the Company that contains a change in control provision and a definition of change in control, the definition of change in control in the employment agreement or consulting agreement, as the case may be, shall be utilized under this Agreement, with respect to said Participant employee/consultant only, in place of the Change in Control definition set forth in this Section 9.2
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ARTICLE X
MISCELLANEOUS

10.1            Amendment and Termination.  The Board may amend or terminate the Plan at any time, but no amendment or termination shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except to the extent such amendment or termination is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation, or rule, or in connection with a Change in Control.

The Board may amend the terms of any Award theretofore granted as set forth in an Agreement, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant without the Participant's consent, except to the extent such an amendment is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation, or rule, or in connection with a Change in Control.

Notwithstanding the foregoing to the contrary, the Board shall not amend or terminate the Plan or an Agreement if the result of such amendment or termination would cause the Award to be governed by Section 409A of the Code.

10.2            Fail-Safe for Rule 16b-3.  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  In the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short‑swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement, to the extent necessary to avoid the imposition of such liability, shall be suspended and delayed during the period the Participant would be subject to such liability, but such suspension and delay shall not be for more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter.

10.3            Fail-Safe for Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
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10.4            Fail-Safe for Mitigation of Excise Tax.  Except as otherwise provided in an Agreement or if the requirements of Treasury Regulation §1.280G-1 Q&A6(a)(2) are met to the satisfaction of the Committee, if any payment or right accruing to a Participant under this Plan (without the application of this provision), either alone or together with other payments or rights accruing to the Participant from the Company ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code.  The determination of the amount of any potential reduction in the payments or rights shall be made by the Committee, in good faith, after consultation with the Participant and shall be communicated to the Participant.  The Participant shall cooperate, in good faith, with the Committee in making such determination and providing the necessary information for this purpose.  The foregoing provisions of this paragraph shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

10.5            No Creditor Rights.  Unless otherwise provided in this Plan or in an Agreement, no Option shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

10.6            No Rights with Respect to Employment.  Nothing contained herein shall be deemed to alter the employment relationship between the Company or any Affiliate and a Participant, or the contractual relationship between the Company or any Affiliate and a Participant if there is a written contract regarding such relationship.  Nothing contained herein shall be construed to constitute a contract of employment or a contract for services between the Company or any Affiliate and a Participant.  The Company or any Affiliate, as the case may be, and each of the Participants shall continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

10.7            Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any retirement or welfare benefit plan of the Company, unless otherwise specifically provided in such plan of the Company.

The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Company or the Board to adopt such other incentive arrangements as the Company or the Board may deem desirable including, without limitation, any stock appreciation right, phantom stock, bonus arrangement, stock options, or restricted stock other than under the Plan, and such arrangements may be applicable either generally or only in specific cases.
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10.8            Controlling Law.  The Plan, all Agreements and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law).  The Plan and all Agreements shall be construed to comply with all applicable law and to avoid liability to the Company, any Affiliate and (to the extent feasible) to Participants including, without limitation, liability under Section 16(b) of the Exchange Act.

10.9            Waiver, Cumulative Rights.  The failure or delay of either the Company or a Participant to require performance by the other party under any provision of the Plan or an Agreement shall not affect the Company's or the Participant's right to require such performance, unless and until such performance has been waived in writing.  Each and every right provided by the Plan and an Agreement shall be cumulative and may be exercised from time to time in whole or in part (unless otherwise specifically provided).

10.10         Notices.  Any notice which either the Company or a Participant may be required or permitted to provide to the other party under the Plan or an Agreement shall be in writing and shall be deemed sufficiently given if personally delivered or sent by either facsimile, overnight courier, or postage paid first class mail.  Notices sent by mail shall be deemed received three (3) business days after mailed, but in no event later than the date of actual receipt.  Notices shall be directed, if to a Participant, to the Participant's address indicated in the Company's business records or as otherwise designated in writing delivered by the Participant to the Company to apply for purposes of the Plan and, if to the Company, to the Secretary of the Company at the Company's principal executive office or to such other officer of the Company at such address as may be designated in an Agreement or otherwise in writing delivered by the Company to the Participant.

10.11         Successors and Assigns.  This Plan and an Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company.  All obligations imposed upon a Participant, and all rights granted to the Company under this Plan and an Agreement, shall be binding upon the Participant's heirs, legal representatives and successors.

10.12         Headings.  The headings contained in this Plan or in an Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Plan or an Agreement.

10.13         Severability.  If any provision of this Plan and an Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby or thereof, and this Plan and the Agreement shall be construed as if such invalid or unenforceable provision were omitted.

10.14         Entire Agreement.  This Plan and, with respect to any Participant, the Agreement entered into with the Participant pursuant to which an Award is granted, including any Exhibits thereto, shall constitute the entire Agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.
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IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by the undersigned officer of the Company, as duly authorized by its Board of Directors, as of __________, 2013.

GENERAL EMPLOYMENT
ENTERPRISES, INC.

By:

Title:
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, AND A VOTE FOR PROPOSALS 2, 3, 4, 5, AND 6.	Please mark your votes like this ☒

1.	ELECTION OF DIRECTORS, NOMINEES: Dennis W. Baker, Thomas C. Williams, Edward Hunter, Michael Schroering	FOR ☐	WITHHOLD ☐	4.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized stock ☐ FOR ☐ AGAINST ☐ ABSTAIN
	For, except vote withheld from the following nominee(s):			5.	To approve an amendment to the Company’s Articles of Incorporation to reduce the stockholder vote required to approve certain actions
					☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for 2013 ☐ FOR ☐ AGAINST ☐ ABSTAIN			6.
To approve amendments to the Company’s Articles of Incorporation to eliminate the designation of Series A Junior Participating Preferred Shares; to clarify that stockholders are not entitled to cumulative voting rights or preemptive rights; to clarify that officers and directors are entitled to full indemnification permitted by applicable law; and to limit certain personal liability of directors

3.	To adopt and approve the Company's 2013 Incentive Stock Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN				☐ FOR ☐ AGAINST ☐ ABSTAIN
				7.	In their discretion, in the transaction of such other business as may properly come before the meeting.

				You are encouraged to specify your choice by marking the appropriate box with an “X” but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2013.
Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign.

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS
OF
GENERAL EMPLOYMENT ENTERPRISES, INC.
One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of GENERAL EMPLOYMENT ENTERPRISES, INC. hereby appoints MICHAEL SCHROERING and ANDREW NORSTRUD, and each of them, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on September 9, 2013, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSALS 2, 3, 4, 5, AND 6.

Continued, and to be marked, dated and signed on the reverse side.
Please mail this proxy in the enclosed envelope as promptly as possible.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS
OF
GENERAL EMPLOYMENT ENTERPRISES, INC.
One Tower Lane, Suite 2200, Oakbrook Terrace, IL 60181